Exhibit 10.1

EXCEL TRUST, L.P.

TOTAL OF $100,000,000.00 IN NOTES

$75,000,000.00 Senior Series A Notes at 4.40% due November 12, 2020

$25,000,000.00 Senior Series B Notes at 5.19% due November 12, 2023

NOTE PURCHASE AGREEMENT

Dated November 12, 2013

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SCHEDULE A —	DEFINED TERMS

SCHEDULE 1A —	FORM OF SENIOR SERIES A NOTES AT 4.40% DUE NOVEMBER 12, 2020

SCHEDULE 1B —	FORM OF SENIOR SERIES B NOTES AT 5.19% DUE NOVEMBER 12, 2023

SCHEDULE 4.4(a) —	FORM OF OPINION OF SPECIAL COUNSEL FOR THE COMPANY

SCHEDULE 4.4(b) —	FORM OF OPINION OF SPECIAL COUNSEL FOR THE PURCHASERS

SCHEDULE 5.3 —	List of Disclosure Items

SCHEDULE 5.4(a) —	Organization and Ownership of Shares of Subsidiaries; Affiliates; Directors and Senior Officers

SCHEDULE 5.5 —	List of Financial Statements

SCHEDULE 5.15 —	Outstanding Indebtedness of Parent, Company and the Subsidiaries as of June 30, 2013

SCHEDULE 5.23 —	MATERIAL CONTRACTS

SCHEDULE 7.1(I) —	FORM OF UNENCUMBERED ASSET CERTIFICATE

SCHEDULE 10.1 —	TRANSACTIONS WITH AFFILIATES

SCHEDULE 23.1 —	UNENCUMBERED POOL PROPERTIES AS OF THE DATE OF THE AGREEMENT

SCHEDULE B —	INFORMATION RELATING TO PURCHASERS

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EXCEL TRUST, L.P.

17140 BERNARDO CENTER DRIVE

SUITE 300 EXEL CENTRE

SAN DIEGO, CA 92128

ATTN: JAMES Y. NAKAGAWA

CHIEF FINANCIAL OFFICER

$75,000,000.00 Senior Series A Notes at 4.40% due November 12, 2020

$25,000,000.00 Senior Series B Notes at 5.19% due November 12, 2023

November 12, 2013

TO EACH OF THE PURCHASERS LISTED IN

SCHEDULE B HERETO:

Ladies and Gentlemen:

EXCEL TRUST, L.P., a Delaware limited partnership (the “Company”) and EXCEL TRUST, INC., a Maryland corporation (the “Parent”), jointly and severally agree with each of the Purchasers as follows:

SECTION 1. AUTHORIZATION OF NOTES.

The Company will authorize the issue and sale of $75,000,000.00 aggregate principal amount of its Senior Series A Notes at 4.40% due November 12, 2020 (as amended, restated or otherwise modified from time to time pursuant to Section 17 and including any such notes issued in substitution therefor pursuant to Section 13, “Series A Notes”) and $25,000,000.00 aggregate principal amount of its Senior Series B Notes at 5.19% due November 12, 2023 (as amended, restated or otherwise modified from time to time pursuant to Section 17 and including any such notes issued in substitution therefor pursuant to Section 13, “Series B Notes”). The Series A Notes and the Series B Notes shall be collectively referred to as the “Notes”. The Series A Notes shall be substantially in the form set out in Schedule 1A. The Series B Notes shall be substantially in the form set out in Schedule 1B. Certain capitalized and other terms used in this Agreement are defined in Schedule B. References to a “Schedule” are references to a Schedule attached to this Agreement unless otherwise specified. References to a “Section” are references to a Section of this Agreement unless otherwise specified.

SECTION 2. SALE AND PURCHASE OF NOTES.

Subject to the terms and conditions of this Agreement, the Company will issue and sell to each Purchaser and each Purchaser will purchase from the Company, at the Closing provided for in Section 3, Notes in the principal amount specified opposite such Purchaser’s name in Schedule B at the purchase price of 100% of the principal amount thereof. The Purchasers’

obligations hereunder are several and not joint obligations and no Purchaser shall have any liability to any Person for the performance or non-performance of any obligation by any other Purchaser hereunder.

SECTION 3. CLOSING.

The sale and purchase of the Notes to be purchased by each Purchaser shall occur at the offices of Manatt, Phelps & Phillips, LLP, 1841 Page Mill Road, Suite 200, Palo Alto, CA 94304, at 11:00 a.m. PST, at a closing (the “Closing”) on November 12, 2013, or on such other Business Day thereafter on or prior to November 29, 2013, as may be agreed upon by the Company and the Purchasers. At the Closing the Company will deliver to each Purchaser the Notes to be purchased by such Purchaser in the form of a single Note (or such greater number of Notes in denominations of at least $100,000.00 as such Purchaser may request) dated the date of the Closing and registered in such Purchaser’s name (or in the name of its nominee), against delivery by such Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to account number 5200003723 at Union Bank, 16880 Bernardo Center Drive, San Diego, CA 92128 ABA# 122000496. If at the Closing the Company shall fail to tender such Notes to any Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to such Purchaser’s satisfaction, such Purchaser shall, at its election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Purchaser may have by reason of any of the conditions specified in Section 4 not having been fulfilled to such Purchaser’s satisfaction or such failure by the Company to tender such Notes.

SECTION 4. CONDITIONS TO CLOSING.

Each Purchaser’s obligation to purchase and pay for the Notes to be sold to such Purchaser at the Closing is subject to the fulfillment to such Purchaser’s satisfaction, prior to or at the Closing, of the following conditions:

Section 4.1. Representations and Warranties. The representations and warranties of the Company and Parent in this Agreement shall be correct when made and at the Closing.

Section 4.2. Performance; No Default. The Company and Parent shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at the Closing. Before and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Section 5.14), no Default or Event of Default shall have occurred and be continuing.

Section 4.3. Compliance Certificates.

(a) Officer’s Certificate. The Company shall have delivered to such Purchaser an Officer’s Certificate, dated the date of the Closing, certifying that the conditions specified in Sections 4.1, 4.2 and 4.9 have been fulfilled.

(b) Secretary’s Certificate. The Company shall have delivered to such Purchaser a certificate of its Secretary or Assistant Secretary, dated the date of the Closing, certifying as to (i) the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Notes and this Agreement and (ii) the Company’s organizational documents as then in effect.

(c) Unencumbered Asset Certificate. The Company shall have delivered to such Purchaser an Unencumbered Asset Certificate as required under Section 7.1(i) below.

Section 4.4. Opinions of Counsel. Such Purchaser shall have received opinions in form and substance satisfactory to such Purchaser, dated the date of the Closing (a) from Ballard Spahr LLP and Procopio, Cory, Hargreaves & Savitch LLP, each as counsel for the Company and Excel Guarantors, covering the matters set forth in Schedule 4.4(a) and covering such other matters incident to the transactions contemplated hereby as such Purchaser or its counsel may reasonably request (and the Company hereby instructs its counsel to deliver such opinion to the Purchasers) and (b) from Manatt, Phelps & Phillips, LLP, the Purchasers’ special counsel in connection with such transactions, substantially in the form set forth in Schedule 4.4(b) and covering such other matters incident to such transactions as such Purchaser may reasonably request.

Section 4.5. Purchase Permitted By Applicable Law, Etc. On the date of the Closing such Purchaser’s purchase of Notes shall (a) be permitted by the laws and regulations of each jurisdiction to which such Purchaser is subject, without recourse to provisions (such as section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (c) not subject such Purchaser to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by such Purchaser, such Purchaser shall have received an Officer’s Certificate certifying as to such matters of fact as such Purchaser may reasonably specify to enable such Purchaser to determine whether such purchase is so permitted.

Section 4.6. Sale of Other Notes. Contemporaneously with the Closing, the Company shall sell to each other Purchaser and each other Purchaser shall purchase the Notes to be purchased by it at the Closing as specified in Schedule B.

Section 4.7. Payment of Special Counsel Fees. Without limiting Section 15.1, the Company shall have paid on or before the Closing the reasonable fees, charges and disbursements of the Purchasers’ special counsel referred to in Section 4.4 to the extent reflected in a statement of such counsel rendered to the Company at least one Business Day prior to the Closing.

Section 4.8. Private Placement Number. A Private Placement Number issued by Standard & Poor’s CUSIP Service Bureau (in cooperation with the SVO) shall have been obtained for the Notes.

Section 4.9. Changes in Corporate Structure. Neither the Parent nor the Company shall have changed its jurisdiction of incorporation or organization, as applicable, or been a party to any merger or consolidation or succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5.

Section 4.10. Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to such Purchaser and its special counsel, and such Purchaser and its special counsel shall have received all such counterpart originals or certified or other copies of such documents as such Purchaser or such special counsel may reasonably request.

Section 4.11. Excel Guaranty and Excel Indemnity and Contribution Agreement. Parent and each Subsidiary which on or before the date hereof had delivered a Guaranty pursuant to or is a borrower under the Wells Fargo Credit Agreement, shall have (a) entered into the Excel Guaranty and the Excel Indemnity and Contribution Agreement and (b) delivered the following to each Purchaser:

(i) an executed counterpart of such Excel Guaranty and Excel Indemnity and Contribution Agreement; and

(ii) all such documents as may be reasonably requested by the Purchasers to evidence the due organization, continuing existence and good standing of such Parent or Subsidiary and the due authorization by all requisite action on the part of such Parent or Subsidiary of the execution and delivery of such Excel Guaranty and Excel Indemnity and Contribution Agreement and the performance by such Subsidiary of its obligations thereunder and under the Excel Guaranty and Excel Indemnity and Contribution Agreement.

Section 4.12. Amendment - Wells Fargo Credit Agreement. The Company shall have delivered to Purchasers that certain second amendment to the Wells Fargo Credit Agreement and third amendment to the Wells Fargo Credit Agreement, each in form and substance acceptable to Purchasers, in their sole and absolute discretion.

SECTION 5. REPRESENTATIONS AND WARRANTIES OF THE PARENT AND THE COMPANY.

The Parent and the Company jointly and severally represent and warrant to each Purchaser that:

Section 5.1. Organization; Power and Authority. Each of the Parent and Company is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each of the Parent and Company has the power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and the Notes and to perform the provisions hereof and thereof, as applicable. The Parent is organized in conformity with the requirements for qualification as a REIT under the Code, and its method of operation enables it to meet the requirements for qualification and taxation as a REIT under the Code.

Section 5.2. Authorization, Etc. This Agreement and the Notes have been duly authorized by all necessary action on the part of the Parent and the Company (as applicable), and this Agreement constitutes, and upon execution and delivery thereof each Note will constitute, a legal, valid and binding obligation of the Parent and the Company enforceable against the Parent and the Company (as applicable) in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

Section 5.3. Disclosure. This Agreement, the financial statements listed in Schedule 5.5 and the documents, certificates or other writings delivered to the Purchasers by or on behalf of the Company in connection with the transactions contemplated hereby and identified in Schedule 5.3 (this Agreement and such documents, certificates or other writings and such financial statements delivered to each Purchaser being referred to, collectively, as the “Disclosure Documents”), taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Except as disclosed in the Disclosure Documents, since December 31, 2012, there has been no change in the financial condition, operations, business, properties or prospects of the Parent, Company or any Subsidiary except changes that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. There is no fact known to the Parent or the Company that could reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Disclosure Documents.

Section 5.4. Organization and Ownership of Shares of Subsidiaries; Affiliates.

(a) Schedule 5.4 contains (except as noted therein) complete and correct lists of (i) the Parent’s and Company’s Subsidiaries, showing, as to each Subsidiary, the name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Parent, Company and each other Subsidiary, (ii) the Parent’s and Company’s Affiliates, other than Subsidiaries, and (iii) the Parent’s and Company’s directors and senior officers.

(b) All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 5.4 as being owned by the Parent, Company and their Subsidiaries have been validly issued, are fully paid and non-assessable and are owned by the Parent, Company or another Subsidiary free and clear of any Lien that is prohibited by this Agreement.

(c) Each Subsidiary of Parent and Company is a corporation or other legal entity duly organized, validly existing and, where applicable, in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and, where applicable, is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Subsidiary of Parent and Company has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.

(d) No Subsidiary is subject to any legal, regulatory, contractual or other restriction (other than the agreements listed on Schedule 5.4 and customary limitations imposed by corporate law or similar statutes) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Parent, Company or any of their Subsidiaries that owns outstanding shares of capital stock or similar equity interests of such Subsidiary.

Section 5.5. Financial Statements; Material Liabilities. The Company has delivered to each Purchaser copies of the financial statements of the Parent, Company and their Subsidiaries listed on Schedule 5.5. All of such financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Parent, Company and their Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments). The Parent, Company and their Subsidiaries do not have any Material liabilities that are not disclosed in the Disclosure Documents.

Section 5.6. Compliance with Laws, Other Instruments, Etc. The execution, delivery and performance by the Parent and the Company of this Agreement and the Notes (as applicable) will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Parent, Company or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, shareholders agreement or any other agreement or instrument to which the Parent, Company or any Subsidiary is bound or by which the Parent, Company or any Subsidiary or any of their respective properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority applicable to the Parent, Company or any Subsidiary or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Parent, Company or any Subsidiary.

Section 5.7. Governmental Authorizations, Etc. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Company of this Agreement or the Notes.

Section 5.8. Litigation; Observance of Agreements, Statutes and Orders.

(a) There are no actions, suits, investigations or proceedings pending or, to the best knowledge of Parent or the Company, threatened against or affecting the Parent, Company or any Subsidiary or any property of the Parent, Company or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(b) Neither the Parent, Company nor any Subsidiary is (i) in default under any agreement or instrument to which it is a party or by which it is bound, (ii) in violation of any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or (iii) in violation of any applicable law, ordinance, rule or regulation of any Governmental Authority (including, without limitation, Environmental Laws, the USA PATRIOT Act or any of the other laws and regulations that are referred to in Section 5.16), which default or violation could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 5.9. Taxes. The Parent, Company and their Subsidiaries have filed all tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (i) the amount of which, individually or in the aggregate, is not Material or (ii) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Parent, Company or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. Neither the Parent nor the Company knows of any basis for any other tax or assessment that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of the Parent, Company and their Subsidiaries in respect of U.S. federal, state or other taxes for all fiscal periods are adequate. The U.S. federal income tax liabilities of the Parent, Company and their Subsidiaries have been finally determined (whether by reason of completed audits or the statute of limitations having run) for all fiscal years up to and including the fiscal year ended 2012.

Section 5.10. Title to Property; Leases. The Parent, Company and their Subsidiaries have good and sufficient title to their respective properties that individually or in the aggregate are Material, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by the Parent, Company or any Subsidiary after such date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement. All leases that individually or in the aggregate are Material are valid and subsisting and are in full force and effect in all material respects.

Section 5.11. Licenses, Permits, Etc.

(a) The Parent, Company and their Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, proprietary software, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are Material, without known conflict with the rights of others.

(b) To the best knowledge of the Parent and the Company, no product or service of the Parent, Company or any of its Subsidiaries infringes in any material respect any license, permit, franchise, authorization, patent, copyright, proprietary software, service mark, trademark, trade name or other right owned by any other Person.

(c) To the best knowledge of the Parent and the Company, there is no Material violation by any Person of any right of the Parent, Company or any of their Subsidiaries with respect to any patent, copyright, proprietary software, service mark, trademark, trade name or other right owned or used by the Parent, Company or any of its Subsidiaries.

Section 5.12. Compliance with ERISA.

(a) The Parent, Company and each ERISA Affiliate have operated and administered each Benefit Arrangement and Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. Neither the Parent, Company nor any ERISA Affiliate has incurred any liability relating to violation of the minimum funding rules under Title IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in section 3 of ERISA), and no event, transaction or condition has occurred or exists that could, individually or in the aggregate, reasonably be expected to result in the incurrence of any such liability by the Parent, Company or any ERISA Affiliate, or, with respect to any Plan, in the imposition of any Lien on any of the rights, properties or assets of the Parent, Company or any ERISA Affiliate, in either case pursuant to Title IV of ERISA or to section 430(k) of the Code or to any such penalty or excise tax provisions under the Code or federal law or section 4068 of ERISA or by the granting of a security interest in connection with the amendment of a Plan, other than such liabilities or Liens as would not be individually or in the aggregate Material.

(b) The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of the end of such Plan’s most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan’s most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities. The term “benefit liabilities” has the meaning specified in section 4001 of ERISA and the terms “current value” and “present value” have the meaning specified in section 3 of ERISA.

(c) The Parent, Company and its ERISA Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material.

(d) The expected postretirement benefit obligation (determined as of the last day of the Company’s most recently ended fiscal year in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 715-60, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Parent, Company and its Subsidiaries is not Material.

(e) The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code. The representation by the Company to each Purchaser in the first sentence of this Section 5.12(e) is made in reliance upon and subject to the accuracy of such Purchaser’s representation in Section 6.2 as to the sources of the funds to be used to pay the purchase price of the Notes to be purchased by such Purchaser.

Section 5.13. Private Offering by the Company. Neither the Company nor anyone acting on its behalf has offered the Notes or any similar Securities for sale to, or solicited any offer to buy the Notes or any similar Securities from, or otherwise approached or negotiated in respect thereof with, any Person other than the Purchasers and not more than ten (10) other Institutional Investors, each of which has been offered the Notes at a private sale for investment. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of section 5 of the Securities Act or to the registration requirements of any Securities or blue sky laws of any applicable jurisdiction.

Section 5.14. Use of Proceeds; Margin Regulations. The Parent and the Company will apply the proceeds of the sale of the Notes hereunder to (a) fund the repayment of Indebtedness of the Company and its Subsidiaries, (b) fund property acquisitions and Investments in Equity Interests otherwise permitted under this Agreement, (c) to finance capital expenditures of the Company and its Subsidiaries, and (d) provide for the general working capital needs of the Company and its Subsidiaries. No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any Securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 10% of the value of the consolidated assets of the Company and its Subsidiaries and the Company does not have any present intention that margin stock will constitute more than 10% of the value of such assets. As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.

Section 5.15. Existing Indebtedness; Future Liens.

(a) Except as described therein, Schedule 5.15 sets forth a complete and correct list of all outstanding Indebtedness of the Parent, Company and their Subsidiaries as of June 30, 2013 (including descriptions of the obligors and obligees, principal amounts outstanding, any collateral therefor and any Guaranties thereof), since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Indebtedness of the Parent, Company or their Subsidiaries. Neither the Parent, Company nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of the Parent, Company or such Subsidiary and no event or condition exists with respect to any Indebtedness of the Parent, Company or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

(b) Except as disclosed in Schedule 5.15, neither the Parent, Company nor any Subsidiary has agreed or consented to cause or permit any of its property, whether now owned or hereafter acquired, to be subject to a Lien that secures Indebtedness or to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien that secures Indebtedness.

(c) Neither the Parent, Company nor any Subsidiary is a party to, or otherwise subject to any provision contained in, any instrument evidencing Indebtedness of the Parent, Company or such Subsidiary, any agreement relating thereto or any other agreement (including, but not limited to, its charter or any other organizational document) which limits the amount of, or otherwise imposes restrictions on the incurring of, Indebtedness of the Company, except as disclosed in Schedule 5.15.

Section 5.16. Foreign Assets Control Regulations, Etc.

(a) Neither the Parent, Company nor any Controlled Entity is (i) a Person whose name appears on the list of Specially Designated Nationals and Blocked Persons published by the Office of Foreign Assets Control, United States Department of the Treasury (“OFAC”) (an “OFAC Listed Person”) (ii) an agent, department, or instrumentality of, or is otherwise beneficially owned by, controlled by or acting on behalf of, directly or indirectly, (x) any OFAC Listed Person or (y) any Person, entity, organization, foreign country or regime that is subject to any OFAC Sanctions Program, or (iii) otherwise blocked, subject to sanctions under or engaged in any activity in violation of other United States economic sanctions, including but not limited to, the Trading with the Enemy Act, the International Emergency Economic Powers Act, the Comprehensive Iran Sanctions, Accountability and Divestment Act (“CISADA”) or any similar law or regulation with respect to Iran or any other country, the Sudan Accountability and Divestment Act, any OFAC Sanctions Program, or any economic sanctions regulations administered and enforced by the United States or any enabling legislation or executive order relating to any of the foregoing (collectively, “U.S. Economic Sanctions”) (each OFAC Listed Person and each other Person, entity, organization and government of a country described in clause (i), clause (ii) or clause (iii), a “Blocked Person”). Neither the Parent, Company nor any Controlled Entity has been notified that its name appears or may in the future appear on a state list of Persons that engage in investment or other commercial activities in Iran or any other country that is subject to U.S. Economic Sanctions.

(b) No part of the proceeds from the sale of the Notes hereunder constitutes or will constitute funds obtained on behalf of any Blocked Person or will otherwise be used by the Parent, Company or any Controlled Entity, directly or indirectly, (i) in connection with any investment in, or any transactions or dealings with, any Blocked Person, or (ii) otherwise in violation of U.S. Economic Sanctions.

(c) Neither the Parent, Company nor any Controlled Entity (i) has been found in violation of, charged with, or convicted of, money laundering, drug trafficking, terrorist-related activities or other money laundering predicate crimes under the Currency and Foreign

Transactions Reporting Act of 1970 (otherwise known as the Bank Secrecy Act), the USA PATRIOT Act or any other United States law or regulation governing such activities (collectively, “Anti-Money Laundering Laws”) or any U.S. Economic Sanctions violations, (ii) to the Company’s actual knowledge after making due inquiry, is under investigation by any Governmental Authority for possible violation of Anti-Money Laundering Laws or any U.S. Economic Sanctions violations, (iii) has been assessed civil penalties under any Anti-Money Laundering Laws or any U.S. Economic Sanctions, or (iv) has had any of its funds seized or forfeited in an action under any Anti-Money Laundering Laws. The Parent and Company have established procedures and controls which they reasonably believe are adequate (and otherwise comply with applicable law) to ensure that the Parent, Company and each Controlled Entity is and will continue to be in compliance with all applicable current and future Anti-Money Laundering Laws and U.S. Economic Sanctions.

(d)(1) Neither the Parent, Company nor any Controlled Entity (i) has been charged with, or convicted of bribery or any other anti-corruption related activity under any applicable law or regulation in a U.S. or any non-U.S. country or jurisdiction, including but not limited to, the U.S. Foreign Corrupt Practices Act and the U.K. Bribery Act 2010 (collectively, “Anti-Corruption Laws”), (ii) to the Company’s actual knowledge after making due inquiry, is under investigation by any U.S. or non-U.S. Governmental Authority for possible violation of Anti-Corruption Laws, (iii) has been assessed civil or criminal penalties under any Anti-Corruption Laws, or (iv) has been, to the Company’s or Parent’s actual knowledge after making due inquiry, or is the target of sanctions imposed by the United Nations or the European Union;

(2) To the Parent’s and Company’s actual knowledge after making due inquiry, neither the Parent, Company nor any Controlled Entity has, within the last five years, directly or indirectly offered, promised, given, paid or authorized the offer, promise, giving or payment of anything of value to a Governmental Official or a commercial counterparty for the purposes of: (i) influencing any act, decision or failure to act by such Government Official in his or her official capacity or such commercial counterparty, (ii) inducing a Governmental Official to do or omit to do any act in violation of the Governmental Official’s lawful duty, or (iii) inducing a Governmental Official or a commercial counterparty to use his or her influence with a government or instrumentality to affect any act or decision of such government or entity; in each case in order to obtain, retain or direct business or to otherwise secure an improper advantage in violation of any applicable law or regulation or which would cause any holder to be in violation of any law or regulation applicable to such holder; and

(3) No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for any improper payments, including bribes, to any Governmental Official or commercial counterparty in order to obtain, retain or direct business or obtain any improper advantage. The Parent and Company have established procedures and controls which they reasonably believe are adequate (and otherwise comply with applicable law) to ensure that the Parent, Company and each Controlled Entity is and will continue to be in compliance with all applicable current and future Anti-Corruption Laws.

Section 5.17. Status under Certain Statutes. Neither the Parent, Company nor any Subsidiary is subject to regulation under the Investment Company Act of 1940, as amended, the

Public Utility Holding Company Act of 2005, as amended, the ICC Termination Act of 1995, as amended, or the Federal Power Act, as amended.

Section 5.18. Environmental Matters.

(a) Neither the Parent, Company nor any Subsidiary has knowledge of any claim or has received any notice of any claim and no proceeding has been instituted asserting any claim against the Parent, Company or any of its Subsidiaries or any of their respective real properties or other assets now or formerly owned, leased or operated by any of them, alleging any damage to the environment or violation of any Environmental Laws, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect.

(b) Neither the Parent, Company nor any Subsidiary has knowledge of any facts which would give rise to any claim, public or private, of violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them or to other assets or their use, except, in each case, such as could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(c) Neither the Parent, Company nor any Subsidiary has stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them in a manner which is contrary to any Environmental Law that could, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(d) Neither the Parent, Company nor any Subsidiary has disposed of any Hazardous Materials in a manner which is contrary to any Environmental Law that could, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(e) All buildings on all real properties now owned, leased or operated by the Parent, Company or any Subsidiary are in compliance with applicable Environmental Laws, except where failure to comply could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

Section 5.19. Condition of Property; Casualties; Condemnation. To the knowledge of the Company, Parent or each of their Material Subsidiaries, and except such as has not had, and could not reasonably be expected to have, a Material Adverse Effect, each Property owned by them (a) is in good repair, working order and condition, normal wear and tear excepted, (b) is free of structural defects, (c) is not subject to material deferred maintenance, and (d) has and will have all building systems contained therein in good repair, working order and condition, normal wear and tear excepted. To the knowledge of the Company, Parent or of any of their Subsidiaries, and except such as has not had, and could not reasonably be expected to have, a Material Adverse Effect, none of the Properties owned by them is currently affected as a result of any fire, explosion, earthquake, flood, drought, windstorm, accident, strike or other labor disturbance, embargo, requisition or taking of Property or cancellation of contracts, permits or concessions by a Governmental Authority, riot, activities of armed forces or acts of God or of any public enemy. No condemnation or other like proceedings that has had, or could reasonably be expected to result in, a Material Adverse Effect, are pending and served nor, to the knowledge of the Company, Parent or of any of their Subsidiaries, threatened against any Property owned by Company, Parent or any of their Subsidiaries in any manner whatsoever. To the knowledge of the Company, Parent or any of their Subsidiaries, no casualty has occurred to any such Property that could reasonably be expected to have a Material Adverse Effect.

Section 5.20. Legal Requirements and Zoning. To the knowledge of the Company, Parent and each of their Subsidiaries, the use and operation of each Property owned by the Company, Parent or each of their Subsidiaries constitutes a legal use under applicable zoning regulations (as the same may be modified by special use permits or the granting of variances) and complies in all material respects with all legal requirements of applicable Government Authorities, and does not violate in any material respect any material approvals, material restrictions of record or any material agreement affecting any such Property (or any portion thereof).

Section 5.21. Business As of the date of this Agreement, the Parent, the Company and their Subsidiaries are engaged in the business of the ownership, operation, acquisition, disposition and development of, and making capital Investments in or related to, value oriented community or power centers, grocery anchored neighborhood centers or freestanding retail properties, together with other business activities incidental thereto.

Section 5.22. Unencumbered Pool Properties Each of the Properties included in calculations of Unencumbered Asset Value satisfies the requirements of the definition of the term “Eligible Property” (except as any such requirements have been waived in writing by the Required Lenders pursuant to Section 23.1) and each Subsidiary that owns an Unencumbered Pool Property is a Guarantor.

Section 5.23. Material Contracts Schedule 5.23 is, as of date of this Agreement, a true, correct and complete listing of all Material Contracts. Each of the Parent, the Company, each other Subsidiary and each other Excel Guarantor that is party to any Material Contract has performed and is in compliance with all of the terms of such Material Contract, and no default or event of default, or event or condition which with the giving of notice, the lapse of time, or both, would constitute such a default or event of default, exists with respect to any such Material Contract.

SECTION 6. REPRESENTATIONS OF THE PURCHASERS.

Section 6.1. Purchase for Investment. Each Purchaser severally represents that it is purchasing the Notes for its own account or for one or more separate accounts maintained by such Purchaser or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of such Purchaser’s or their property shall at all times be within such Purchaser’s or their control. Each Purchaser understands that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Notes.

Section 6.2. Source of Funds. Each Purchaser severally represents that at least one of the following statements is an accurate representation as to each source of funds (a “Source”) to be used by such Purchaser to pay the purchase price of the Notes to be purchased by such Purchaser hereunder:

(a) the Source is an “insurance company general account” (as the term is defined in the United States Department of Labor’s Prohibited Transaction Exemption (“PTE”) 95-60) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the NAIC (the “NAIC Annual Statement”)) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE 95-60) or by the same employee organization in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with such Purchaser’s state of domicile; or

(b) the Source is a separate account that is maintained solely in connection with such Purchaser’s fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account; or

(c) the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 and, except as disclosed by such Purchaser to the Company in writing pursuant to this clause (c), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

(d) the Source constitutes assets of an “investment fund” (within the meaning of Part VI of PTE 84-14 (the “QPAM Exemption”)) managed by a “qualified professional asset manager” or “QPAM” (within the meaning of Part VI of the QPAM Exemption), no employee benefit plan’s assets that are managed by the QPAM in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, represent more than 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM maintains an ownership interest in the Company that would cause the QPAM and the Company to be “related” within the meaning of Part VI(h) of the QPAM Exemption and (i) the identity of such QPAM and (ii) the names of any employee benefit plans whose assets in the investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization, represent 10% or more of the assets of such investment fund, have been disclosed to the Company in writing pursuant to this clause (d);or

(e) the Source constitutes assets of a “plan(s)” (within the meaning of Part IV(h) of PTE 96-23 (the “INHAM Exemption”)) managed by an “in-house asset manager” or “INHAM” (within the meaning of Part IV(a) of the INHAM Exemption), the conditions of Part I(a), (g) and (h) of the INHAM Exemption are satisfied, neither the INHAM nor a person controlling or controlled by the INHAM (applying the definition of “control” in Part IV(d)(3) of the INHAM Exemption) owns a 10% or more interest in the Company and (i) the identity of such INHAM and (ii) the name(s) of the employee benefit plan(s) whose assets constitute the Source have been disclosed to the Company in writing pursuant to this clause (e); or

(f) the Source is a governmental plan; or

(g) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this clause (g); or

(h) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

As used in this Section 6.2, the terms “employee benefit plan,” “governmental plan,” and “separate account” shall have the respective meanings assigned to such terms in section 3 of ERISA.

SECTION 7. INFORMATION AS TO COMPANY, PARENT AND SUBSIDIARIES.

Section 7.1. Financial and Business Information. The Parent shall deliver to each holder of a Note that is an Institutional Investor:

(a) Quarterly Statements — within 60 days (or such shorter period as is the earlier of (x) 15 days greater than the period applicable to the filing of the Parent’s Quarterly Report on Form 10-Q (the “Form 10-Q”) with the SEC regardless of whether the Parent is subject to the filing requirements thereof and (y) the date by which such financial statements are required to be delivered under any Material Credit Facility or the date on which such corresponding financial statements are delivered under any Material Credit Facility if such delivery occurs earlier than such required delivery date) after the end of each quarterly fiscal period in each fiscal year of the Parent (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of,

(i) an unaudited consolidated balance sheet of the Parent and its Subsidiaries as at the end of such quarter, and

(ii) unaudited consolidated statements of income, changes in shareholders’ equity and cash flows of the Parent and its Subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments, provided that delivery within the time period specified above of copies of the Company’s Form 10-Q prepared in compliance with the requirements therefor and filed with the SEC shall be deemed to satisfy the requirements of this Section 7.1(a);

(b) Annual Statements — within 105 days (or such shorter period as is the earlier of (x) 15 days greater than the period applicable to the filing of the Parent’s Annual Report on Form 10-K (the “Form 10-K”) with the SEC regardless of whether the Company is subject to the filing requirements thereof and (y) the date by which such financial statements are required to be delivered under any Material Credit Facility or the date on which such corresponding financial statements are delivered under any Material Credit Facility if such delivery occurs earlier than such required delivery date) after the end of each fiscal year of the Company, duplicate copies of

(i) a consolidated balance sheet of the Parent and its Subsidiaries as at the end of such year, and

(ii) consolidated statements of income, changes in shareholders’ equity and cash flows of the Parent and its Subsidiaries for such year,

setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by an opinion thereon (without a “going concern” or similar qualification or exception and without any qualification or exception as to the scope of the audit on which such opinion is based) of independent public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, provided that the delivery within the time period specified above of the Parent’s Form 10-K for such fiscal year (together with the Parent’s annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Securities Exchange Act of 1934) prepared in accordance with the requirements therefor and filed with the SEC, shall be deemed to satisfy the requirements of this Section 7.1(b);

(c) SEC and Other Reports — within five (5) Business Days of the filing thereof, one copy of (i) each financial statement, report, notice or proxy statement sent by the Parent, the Company or any Subsidiary to its principal lending banks as a whole (excluding information sent to such banks in the ordinary course of administration of a bank facility, such as information relating to pricing and borrowing availability) or to its public Securities holders generally, and (ii) each regular or periodic report, each registration statement (without exhibits except as expressly requested by such Purchaser or holder), and each prospectus and all amendments thereto filed by the Parent, the Company or any Subsidiary with the SEC and of all press releases and other statements made available generally by the Company or any Subsidiary to the public concerning developments that are Material;

(d) Notice of Default or Event of Default — promptly, and in any event within five (5) Business Days after a Responsible Officer becoming aware of the existence of any Default or Event of Default or that any Person has given any notice or taken any action with respect to a claimed default hereunder or that any Person has given any notice or taken any action with respect to a claimed default of the type referred to in Section 11(f), a written notice specifying the nature and period of existence thereof and what action the Parent or the Company is taking or proposes to take with respect thereto;

(e) ERISA Matters — promptly, and in any event within five days after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Parent, Company or an ERISA Affiliate proposes to take with respect thereto:

(i) with respect to any Plan, any reportable event, as defined in section 4043(c) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof; or

(ii) the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Parent, Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

(iii) any pending claim, action or lawsuit by the Internal Revenue Service, Department of Labor, or a plan participant or beneficiary that reasonably could be expected to result in the incurrence of any liability by the Parent, Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or, with respect to any Plan, in the imposition of any Lien on any of the rights, properties or assets of the Parent, Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, could reasonably be expected to have a Material Adverse Effect;

(f) Notices from Governmental Authority — promptly, and in any event within 30 days of receipt thereof, copies of any notice to the Parent, Company or any Subsidiary from any federal or state Governmental Authority relating to any order, ruling, statute or other law or regulation that could reasonably be expected to have a Material Adverse Effect;

(g) Resignation or Replacement of Auditors — within ten days following the date on which the Parent or Company’s auditors resign or the Parent or Company elects to change auditors, as the case may be, notification thereof, together with such supporting information as the Required Holders may request; and

(h) Requested Information — with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Parent, Company or any of its Subsidiaries (including, but without limitation, actual copies of the Company’s Form 10-Q and Form 10-K) or relating to the ability of the Company to perform its obligations hereunder and under the Notes as from time to time may be reasonably requested by any such holder of a Note.,

(i) Unencumbered Asset Certificate — An Unencumbered Asset Certificate in the form of Schedule 7.1(i), (i) at the time financial statements are furnished pursuant to Sections 7.1(a) and (b), (ii) in connection with the inclusion of a Property as an Unencumbered Pool Property pursuant to Section 23.1.(b), (iii) in connection with the termination of a Property as an Unencumbered Pool Property pursuant to Section 23.2., and (iv) at any other time within 5 Business Days of the Required Holders’ reasonable request.

(j) Funds From Operations — At the time financial statements are furnished pursuant to Sections 7.1(a) and (b), (i) a statement of Funds From Operations certified by the chief financial officer of the Parent in form and substance reasonably satisfactory to the Required Holders; and (ii) a report of newly acquired Properties, in form and substance reasonably satisfactory to the Required Holders, which shall include, without limitation, the Net Operating Income of such Property, the cost of acquisition of such Property and the amount of Secured Indebtedness secured by a Lien on such Property.

Section 7.2. Officer’s Certificate. Each set of financial statements delivered to a holder of a Note pursuant to Section 7.1(a) or Section 7.1(b) shall be accompanied by a certificate of a Senior Financial Officer:

(a) Covenant Compliance — setting forth the information from such financial statements that is required in order to establish whether the Parent and Company were in compliance with the requirements of Section 10 during the quarterly or annual period covered by the statements then being furnished, (including with respect to each such provision that involves mathematical calculations, the information from such financial statements that is required to perform such calculations) and detailed calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Section, and the calculation of the amount, ratio or percentage then in existence. In the event that the Parent, Company or any Subsidiary has made an election to measure any financial liability using fair value (which election is being disregarded for purposes of determining compliance with this Agreement pursuant to Section 22.2) as to the period covered by any such financial statement, such Senior Financial Officer’s certificate as to such period shall include a reconciliation from GAAP with respect to such election; and

(b) Event of Default — certifying that such Senior Financial Officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Parent, Company and each of their Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including, without limitation, any such event or condition resulting from the failure of the Parent, Company or any Subsidiary to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Parent, Company, or Subsidiary shall have taken or proposes to take with respect thereto.

(c) Guarantors – certifying what entities were Guarantors from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate.

Section 7.3. Visitation. The Parent and the Company shall permit the representatives of each holder of a Note that is an Institutional Investor:

(a) No Default — if no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to the Company, to visit the principal executive office of the Parent and Company, to discuss the affairs, finances and accounts of the Parent, Company and its Subsidiaries with the Parent’s and Company’s officers, and (with the consent of the Parent, which consent will not be unreasonably withheld) its independent public accountants, and (with the consent of the Parent or the Company, which consent will not be unreasonably withheld) to visit the other offices and properties of the Parent, Company and each Subsidiary, all at such reasonable times and as often as may be reasonably requested in writing; and

(b) Default — if a Default or Event of Default then exists, at the expense of the Company to visit and inspect any of the offices or properties of the Parent, Company or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Parent authorizes said accountants to discuss the affairs, finances and accounts of the Parent, the Company and their Subsidiaries), all at such times and as often as may be requested.

Section 7.4. Electronic Delivery. Financial statements, opinions of independent certified public accountants, other information and Officer’s Certificates that are required to be delivered by the Parent or the Company pursuant to Sections 7.1(a), (b) or (c) and Section 7.2 shall be deemed to have been delivered if the Parent or the Company satisfies any of the following requirements with respect thereto:

(i) such financial statements satisfying the requirements of Section 7.1(a) or (b) and related Officer’s Certificate satisfying the requirements of Section 7.2 are delivered to each holder of a Note by e-mail;

(ii) the Company shall have timely filed such Form 10–Q or Form 10–K, satisfying the requirements of Section 7.1(a) or Section 7.1(b), as the case may be, with the SEC on EDGAR and shall have made such form and the related Officer’s Certificate satisfying the requirements of Section 7.2 available on its home page on the internet, which is located at http://exceltrust.com as of the date of this Agreement;

(iii) such financial statements satisfying the requirements of Section 7.1(a) or Section 7.1(b) and related Officer’s Certificate(s) satisfying the requirements of Section 7.2 are timely posted by or on behalf of the Company on IntraLinks or on any other similar website to which each holder of Notes has free access; or

(iv) the Parent or the Company shall have filed any of the items referred to in Section 7.1(c) with the SEC on EDGAR and shall have made such items available on its home page on the internet or on IntraLinks or on any other similar website to which each holder of Notes has free access;

provided however, that in the case of any of clauses (ii), (iii) or (iv), the Parent or the Company shall have given each holder of a Note prior written notice, which may be by e-mail or in accordance with Section 18, of such posting or filing in connection with each delivery, provided further, that upon request of any holder to receive paper copies of such forms, financial statements and Officer’s Certificates or to receive them by e-mail, the Company will promptly e-mail them or deliver such paper copies, as the case may be, to such holder.

SECTION 8. PAYMENT AND PREPAYMENT OF THE NOTES.

Section 8.1. Maturity. As provided therein, the entire unpaid principal balance of each Note shall be due and payable on the Maturity Date thereof.

Section 8.2. Optional Prepayments with Make-Whole Amount. The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, either series of Notes, in an amount not less than $1,000,000 (and in integral multiples of $100,000 above such amount) of the aggregate principal amount of the Notes of such series then outstanding in the case of a partial prepayment, at 100% of the principal amount so prepaid, plus the Make-Whole Amount determined for the prepayment date with respect to such principal amount. The Company will give each holder of Notes of the series which is to be optionally prepaid written notice of each optional prepayment under this Section 8.2 not less than five days and not more than 60 days prior to the date fixed for such prepayment unless the Company and the Required Holders agree to another time period pursuant to Section 17. Each such notice shall specify such date (which shall be a Business Day), the aggregate principal amount of the Notes of such series to be prepaid on such date, the principal amount of each Note of such series held by such holder to be prepaid (determined in accordance with Section 8.3), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Company shall deliver to each holder of Notes a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.

Section 8.3. Allocation of Partial Prepayments. In the case of each partial prepayment of the Notes of a series pursuant to Section 8.2, the principal amount of the Notes of such series to be prepaid shall be allocated among all of the Notes of such series at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.

Section 8.4. Maturity; Surrender, Etc. In the case of each optional prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

Section 8.5. Purchase of Notes. The Parent and the Company will not and will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except upon the payment or prepayment of the Notes in accordance with this Agreement and the Notes. The Company will promptly cancel all Notes acquired by it, Parent or any Affiliate pursuant to any payment or prepayment of Notes pursuant to this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

Section 8.6. Make-Whole Amount.

“Make-Whole Amount” means, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

“Called Principal” means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

“Discounted Value” means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

“Reinvestment Yield” means, with respect to the Called Principal of any Note, 0.50% over the yield to maturity implied by the yield(s) reported as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1” (or such other display as may replace Page PX1) on Bloomberg Financial Markets for the most recently issued actively traded on-the-run U.S. Treasury securities (“Reported”) having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there are no such U.S. Treasury securities Reported having a maturity equal to such Remaining Average Life, then such implied yield to maturity will be determined by (a) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between the yields Reported for the applicable most recently issued actively traded on-the-run U.S. Treasury securities with the maturities (1) closest to and greater than such Remaining Average Life and (2) closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note.

If such yields are not Reported or the yields Reported as of such time are not ascertainable (including by way of interpolation), then “Reinvestment Yield” means, with respect to the Called Principal of any Note, 0.50% over the yield to maturity implied by the U.S. Treasury constant maturity yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for the U.S. Treasury constant maturity having a term equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there is no such U.S. Treasury constant maturity having a term equal to such Remaining Average Life, such implied yield to maturity will be determined by interpolating linearly between (1) the U.S. Treasury constant maturity so reported with the term closest to and greater than such Remaining Average Life and (2) the U.S. Treasury constant maturity so reported with the term closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note.

“Remaining Average Life” means, with respect to any Called Principal, the number of years obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years, computed on the basis of a 360-day year composed of twelve 30-day months and calculated to two decimal places, that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

“Remaining Scheduled Payments” means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.4 or Section 12.1.

“Settlement Date” means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

Section 8.7. Payments Due on Non-Business Days. Anything in this Agreement or the Notes to the contrary notwithstanding, (x) subject to clause (y), any payment of interest on any Note that is due on a date that is not a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day; and (y) any payment of principal of or Make-Whole Amount on any Note (including principal due on the Maturity Date of such Note) that is due on a date that is not a Business Day shall be made on the next succeeding Business Day and shall include the additional days elapsed in the computation of interest payable on such next succeeding Business Day.

SECTION 9. AFFIRMATIVE COVENANTS.

The Parent and the Company jointly and severally covenant that so long as any of the Notes are outstanding:

Section 9.1. Compliance with Laws. Without limiting Section 10.4, the Parent and the Company will, and will cause each of their Subsidiaries to, comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, ERISA, Environmental Laws, the USA PATRIOT Act and the other laws and regulations that are referred to in Section 5.16, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 9.2. Insurance. The Parent and the Company will, and will cause each of their Subsidiaries to, maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.

Section 9.3. Maintenance of Properties. The Parent and the Company will, and will cause each of their Subsidiaries to, maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section shall not prevent the Parent, Company or any Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Parent or Company has concluded that such discontinuance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 9.4. Payment of Taxes and Claims. The Parent and the Company will, and will cause each of their Subsidiaries to, file all tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of their properties, assets, income or franchises, to the extent the same have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of the Parent, Company or any Subsidiary, provided that neither the Parent, Company nor any Subsidiary need pay any such tax, assessment, charge, levy or claim if (i) the amount, applicability or validity thereof is contested by the Parent, Company or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Parent, Company or a Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Parent, Company or such Subsidiary or (ii) the nonpayment of all such taxes, assessments, charges, levies and claims could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 9.5. Corporate Existence, Etc. The Parent and Company will at all times preserve and keep its corporate and limited partnership existence, respectively, in full force and effect. Subject to Section 10.2, the Parent and Company will at all times preserve and keep in full force and effect the existence of each of their Subsidiaries (unless merged into the Parent, Company or a Wholly-Owned Subsidiary) and all rights and franchises of the Parent, Company and its Subsidiaries unless, in the good faith judgment of the Parent or Company, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise could not, individually or in the aggregate, have a Material Adverse Effect.

Section 9.6. Books and Records. The Parent and the Company will, and will cause each of their Subsidiaries to, maintain proper books of record and account in conformity with GAAP and all applicable requirements of any Governmental Authority having legal or regulatory jurisdiction over the Parent, Company or such Subsidiary, as the case may be. The Parent and the Company will, and will cause each of their Subsidiaries to, keep books, records and accounts which, in reasonable detail, accurately reflect all transactions and dispositions of assets. The Parent, Company and their Subsidiaries have devised a system of internal accounting controls sufficient to provide reasonable assurances that their respective books, records, and accounts accurately reflect all transactions and dispositions of assets and the Parent and the Company will, and will cause each of their Subsidiaries to, continue to maintain such system.

Section 9.7. Excel Guarantors and Release of Excel Guarantors.

(a) If prior to the Investment Grade Rating Date (x) any Person (other than an Excluded Subsidiary) becomes a Material Subsidiary or (y) any Subsidiary becomes a guarantor or an obligor under a Material Credit Facility, the Company shall deliver to the Purchasers each of the following in form and substance satisfactory to the Purchasers no later than ten Business Days thereafter: (i) a joinder to the Excel Guaranty and the Excel Indemnity and Contribution Agreement executed by such Person (whereupon such Person shall become an Excel Guarantor hereunder) and (ii) the items that would have been delivered under Sections 4.4(a) and 4.11 if such Subsidiary had been an Excel Guarantor on the date of this Agreement; provided, however, promptly (and in any event within 5 Business Days) upon any Excluded Subsidiary ceasing to be subject to the restriction which prevented it from becoming an Excel Guarantor on the Closing or delivering a joinder to the Excel Guaranty and Excel Indemnity and Contribution Agreement pursuant to this Section, as the case may be, such Subsidiary shall comply with the provisions of this Section.

(b) On and after the Investment Grade Rating Date, within 10 Business Days of any Subsidiary (other than an Excluded Subsidiary which has not and does not become a guarantor or an obligor under a Material Credit Facility) (i) incurring, acquiring or suffering to exist Guarantee Obligations, or otherwise becoming obligated, with respect to any Indebtedness of another Person or (ii) that (x) owns or leases an Unencumbered Pool Property or other asset the value of which is included in calculations of Unencumbered Asset Value (or owns any Equity Interests in any Subsidiary that owns or leases an Unencumbered Pool Property or other asset that is included in calculations of Unencumbered Asset Value) and (y) has incurred, acquired or suffered to exist Recourse Indebtedness, the Company shall deliver to the Purchasers each of the following in form and substance satisfactory to the Purchasers: (1) a joinder to the Excel Guaranty and the Excel Indemnity and Contribution Agreement executed by such Subsidiary and (2) the items that would have been delivered under Sections 4.4(a) and 4.11 if such Subsidiary had been an Excel Guarantor on the date of this Agreement; provided, however, promptly (and in any event within 5 Business Days) upon any Excluded Subsidiary ceasing to be subject to the restriction which prevented it from becoming an Excel Guarantor on the Closing or delivering a joinder to the Excel Guaranty and the Excel Indemnity and Contribution Agreement pursuant to this Section, as the case may be, such Subsidiary shall comply with the provisions of this Section.

(c) The Company may, at its option, in order to maintain compliance with Section 10.6 (k) or otherwise, cause any Subsidiary that is not already an Excel Guarantor to become an Excel Guarantor by executing and delivering to the Purchasers the items required to be delivered under the immediately preceding Section 9.7(a).

(d) The Company may request in writing that the Purchasers release, and upon receipt of such request the Purchasers shall release, an Excel Guarantor (other than the Parent) from the Excel Guaranty so long as: (i) such Excel Guarantor (x) qualifies, or will qualify simultaneously with its release from the Excel Guaranty, as an Excluded Subsidiary, or (y) prior to the Investment Grade Rating Date, in the case of a Material Subsidiary, such Material Subsidiary has ceased to be, or simultaneously with its release from the Excel Guaranty will cease to be, a Material Subsidiary or a Subsidiary; (ii) such Excel Guarantor is not otherwise required to be a party to the Excel Guaranty under the applicable clause set forth in the immediately preceding subsection (a) or (b); (iii) prior to the Investment Grade Rating Date, such Guarantor is not a Property Owner, other than a Property Owner whose Unencumbered Pool Properties are being terminated as Unencumbered Pool Properties under Section 23.2. (in which case the release under this Section shall be effected simultaneously with the applicable termination under Section 23.2.); (iv) no Default or Event of Default shall then be in existence or would occur as a result of such release, including without limitation, a Default or Event of Default resulting from a violation of any of the covenants contained in Section 10.6.; (v) the representations and warranties made or deemed made by the Parent, the Company and each Excel Guarantor in this Agreement and the Excel Guaranty to which any of them is a party, shall be true and correct on and as of the date of such release with the same force and effect as if made on and as of such date except to the extent (A) that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date) and (B) of changes in factual circumstances expressly permitted under this Agreement and the Excel Guaranty; (vi) such Excel Guarantor has been or is simultaneously released as a guarantor or an obligor (as applicable) under each other Material Credit Facility; and (vii) the Purchasers shall have received such written request at least 10 Business Days (or such shorter period as may be acceptable to the Purchasers) prior to the requested date of release. Delivery by the Company to the Purchasers of any such request shall constitute a representation by the Company that the matters set forth in the preceding sentence (both as of the date of the giving of such request and as of the date of the effectiveness of such request) are true and correct with respect to such request.

Section 9.8. REIT Status. The Parent shall maintain its status as, and election to be treated as, a REIT under the Code. The Parent will, at all times, conduct its affairs and the affairs of its Subsidiaries in a manner so as to continue to qualify as a REIT and elect to be treated as a REIT under all applicable laws, rules and regulations.

Section 9.9. Exchange Listing. The Parent shall maintain at least one class of common shares of the Parent having trading privileges on the New York Stock Exchange.

Section 9.10. Material Contracts. The Parent and the Company shall, and shall cause each Subsidiary and each Excel Guarantor to, duly and punctually perform and comply with any and all material representations, warranties, covenants and agreements expressed as binding upon any such Person under any Material Contract. The Parent and the Company shall not, and shall not permit any Subsidiary or any Excel Guarantor to, do or knowingly permit to be done anything to impair materially the value of any of the Material Contracts.

Section 9.11. Environmental Matters. The Parent and the Company shall, and shall cause each Subsidiary and each Excel Guarantor to, comply with all Environmental Laws the failure with which to comply could reasonably be expected to have a Material Adverse Effect. The Parent and the Company shall comply, and shall cause each Subsidiary and each Excel Guarantor to comply, and the Parent and the Company shall use, and shall cause each Subsidiary and each Excel Guarantor to use, commercially reasonable efforts to cause all other Persons occupying, using or present on the Properties to comply, with all Environmental Laws in all material respects. The Parent and the Company shall, and shall cause each Subsidiary and each Excel Guarantor to, promptly take all actions and pay or arrange to pay all costs necessary for it and for the Properties to comply in all material respects with all Environmental Laws and all Governmental Approvals, including actions to remove and dispose of all Hazardous Materials and to clean up the Properties as required under Environmental Laws. The Parent and the Company shall, and shall cause each Subsidiary and each other the Excel Guarantor to, promptly take all actions necessary to prevent the imposition of any Liens on any of their respective properties arising out of or related to any Environmental Laws. Nothing in this Section shall impose any obligation or liability whatsoever on the Purchasers.

SECTION 10. NEGATIVE COVENANTS.

The Company and the Parent jointly and severally covenant that so long as any of the Notes are outstanding:

Section 10.1. Transactions with Affiliates. The Parent and the Company shall not permit to exist or enter into, and shall not permit any Excel Guarantor or other Subsidiary to permit to exist or enter into, any transaction (including the purchase, sale, lease or exchange of any property or the rendering of any service) with any Affiliate, except (a) as set forth on Schedule 10.1., (b) transactions in the ordinary course of and pursuant to the reasonable requirements or practices of the business of the Parent, the Company, such Subsidiary, or such Excel Guarantor and upon fair and reasonable terms which are no less favorable to the Parent, the Company, such Subsidiary or such Excel Guarantor than would be obtained in a comparable arm’s length transaction with a Person that is not an Affiliate or (c) transactions among the Company and Excel Guarantors. Notwithstanding the forgoing, no payments may be made with respect to any items set forth on such Schedule 10.1. if a Default or Event of Default exists or would result therefrom.

Section 10.2. Merger, Consolidation, Sales of Assets and Other Arrangements.. The Parent and the Company shall not, and shall not permit any Excel Guarantor or any of their Subsidiaries to: (i) enter into any transaction of merger or consolidation; (ii) liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution); or (iii) convey, sell, lease, sublease, transfer or otherwise dispose of, in one transaction or a series of transactions, all or substantially all of its business or assets, whether now owned or hereafter acquired; provided, however, that:

(a) any of the actions described in the immediately preceding clauses (i) through (iii) may be taken with respect to any Subsidiary or any Excel Guarantor (other than the Parent and the Company) so long as immediately prior to the taking of such action, and immediately thereafter and after giving effect thereto, no Default or Event of Default is or would be in existence; notwithstanding the foregoing, any Excel Guarantor (other than the Parent and the Company) may enter into a transaction of merger pursuant to which such Excel Guarantor is not the survivor of such merger only if (i) the Company shall have given the Purchasers at least 5 Business Days’ prior written notice of such merger, such notice to include a certification to the effect that immediately after and after giving effect to such action, no Default or Event of Default is or would be in existence; (ii) if the survivor entity is a Material Subsidiary (and not an Excluded Subsidiary) within 5 Business Days of consummation of such merger, the survivor entity (if not already an Excel Guarantor) shall have executed and delivered a joinder agreement in form and substance satisfactory to the Required Holders pursuant to which such survivor entity shall expressly assume all of such Excel Guarantor’s Obligations under the Excel Guaranty and the Excel Contribution and Indemnity Agreement; (iii) within 5 Business Days of consummation of such merger, the survivor entity delivers to the Required Holders the following: (A) items of the type referred to in Sections 4.4(a) and 4.11 with respect to the survivor entity as in effect after consummation of such merger (if not previously delivered to the Required Holders and still in effect), (B) copies of all documents entered into by such Excel Guarantor or the survivor entity to effectuate the consummation of such merger, including, but not limited to, articles of merger and the plan of merger, (C) copies, certified by the Secretary or Assistant Secretary (or other individual performing similar functions) of such Excel Guarantor or the survivor entity, of all corporate and shareholder (or comparable) action authorizing such merger and (D) copies of any filings with the Securities and Exchange Commission in connection with such merger; and (iv) such Excel Guarantor and the survivor entity each takes such other action and delivers such other documents, instruments, opinions and agreements as the Required Holders may reasonably request;

(b) the Parent, the Company, the Excel Guarantors and the other Subsidiaries may lease and sublease their respective assets, as lessor or sublessor (as the case may be), in the ordinary course of their business;

(c) a Person may merge with and into the Parent or the Company so long as (i) the Parent or the Company is the survivor of such merger, (ii) immediately prior to such merger, and immediately thereafter and after giving effect thereto, no Default or Event of Default is or would be in existence, and (iii) the Company shall have given the Required Holders and the Purchasers at least 10 Business Days’ prior written notice of such merger, such notice to include a certification as to the matters described in the immediately preceding clause (ii) (except that such prior notice shall not be required in the case of the merger of a Subsidiary with and into the Company or a Subsidiary (other than the Company) with and into the Parent); and

(d) the Parent, the Company, the Excel Guarantors and the other Subsidiaries may sell, transfer or dispose of assets, other than Unencumbered Pool Properties or the Equity Interests of a Property Owner, among themselves.

Section 10.3. Line of Business. The Parent and the Company will not and will not permit their Subsidiaries to engage in any business if, as a result, the general nature of the business in which the Parent, Company and its Subsidiaries, taken as a whole, would then be engaged would be substantially changed from the general nature of the business in which the Parent, Company and each of its Subsidiaries, taken as a whole, are engaged on the date of this Agreement.

Section 10.4. Terrorism Sanctions Regulations. The Parent and the Company will not and will not permit any Controlled Entity (a) to become (including by virtue of being owned or controlled by a Blocked Person), own or control a Blocked Person or any Person that is the target of sanctions imposed by the United Nations or by the European Union, or (b) directly or indirectly to have any investment in or engage in any dealing or transaction (including, without limitation, any investment, dealing or transaction involving the proceeds of the Notes) with any Person if such investment, dealing or transaction (i) would cause any holder to be in violation of any law or regulation applicable to such holder, or (ii) is prohibited by or subject to sanctions under any U.S. Economic Sanctions, or (c) to engage, nor shall any Affiliate of either engage, in any activity that could subject such Person or any holder to sanctions under CISADA or any similar law or regulation with respect to Iran or any other country that is subject to U.S. Economic Sanctions.

Section 10.5. Liens and Negative Pledge. The Parent and the Company shall not, and shall not permit any Excel Guarantor or any Subsidiary to, (a) create, assume, incur, permit or suffer to exist any Lien on Unrestricted 1031 Cash or any Unencumbered Pool Property or any direct or indirect ownership interest of the Company in any Person owning any Unencumbered Pool Property, now owned or hereafter acquired, except for Permitted Liens or (b) permit Unrestricted 1031 Cash or any Unencumbered Pool Property or any direct or indirect ownership interest of the Company or in any Person owning an Unencumbered Pool Property, to be subject to a Negative Pledge except for a Negative Pledge contained in any agreement that evidences Unsecured Indebtedness which contains restrictions on encumbering assets that are not more restrictive than those restrictions contained in this Agreement and the documents executed in connection herewith.

Section 10.6. Financial Covenants.

(a) Minimum Tangible Net Worth. The Parent shall not permit Tangible Net Worth at any time to be less than (i) $529,975,000, plus (ii) 80% of the Net Proceeds of all Equity Issuances effected at any time after June 30, 2013 by the Parent or any of its Subsidiaries to any Person other than the Parent or any of its Subsidiaries.

(b) Ratio of Total Liabilities to Total Asset Value. The Parent shall not permit the ratio of (i) Total Liabilities to (ii) Total Asset Value to exceed 0.60 to 1.00 at any time.

(c) Ratio of Adjusted EBITDA to Fixed Charges. The Parent shall not permit the ratio of (x) Adjusted EBITDA for any fiscal quarter to (y) Fixed Charges of the Parent and its Subsidiaries determined on a consolidated basis for such fiscal quarter, to be less than 1.50 to 1.00 at any time.

(d) Ratio of Secured Indebtedness to Total Asset Value. The Parent shall not permit the ratio of (i) Secured Indebtedness of the Parent and its Subsidiaries determined on a consolidated basis to (ii) Total Asset Value to be greater than 0.40 to 1.00 at any time.

(e) Ratio of Unsecured Indebtedness to Unencumbered Asset Value. The Parent shall not permit the ratio of (i) Unsecured Indebtedness of the Parent and its Subsidiaries determined on a consolidated basis to (ii) Unencumbered Asset Value to be greater than 0.60 to 1.00 at any time.

(f) Ratio of Unencumbered NOI to Unsecured Interest Expense. The Parent shall not permit the ratio of (i) Unencumbered NOI for any period of four consecutive fiscal quarters ended on or after September 30, 2013, to (ii) Unsecured Interest Expense of the Parent and its Subsidiaries determined on a consolidated basis for the same four fiscal quarter period, to be less than 2.00 to 1.00 at any time.

(g) Permitted Investments. The Parent and the Company shall not, and shall not permit any Excel Guarantor or other Subsidiary to, make an Investment in or otherwise own the following items which would cause the aggregate value of such holdings of such Persons to exceed the following percentages of Total Asset Value at any time:

(i) Investments in Unconsolidated Affiliates, such that the aggregate book value of such Investments exceeds 15.0% of Total Asset Value;

(ii) Mortgage Receivables, such that the aggregate book value thereof exceeds 5.0% of Total Asset Value;

(iii) Construction- in- Process, such that the amount thereof exceeds 15.0% of Total Asset Value;

(iv) Unimproved Land such that the aggregate book value of all such Unimproved Land exceeds 5.0% of Total Asset Value;

(v) Ownership, leasing or other interests of the Parent, the Company, any other Subsidiary or any Unconsolidated Affiliate of or in Other Property Holdings such that the aggregate book value of such Properties exceeds 5.0% of Total Asset Value; and

(vi) Common stock, Preferred Stock, other capital stock, beneficial interest in trust, membership interest in limited liability companies and other Equity Interests in Persons (other than Subsidiaries and Unconsolidated Affiliates), such that the aggregate value of such interests calculated on the basis of the lower of cost or market, exceeds 5.0% of Total Asset Value.

In addition to the foregoing limitations, the aggregate value of all of the items subject to the limitations in the preceding clauses (ii) through (vi) shall not exceed: 25% of Total Asset Value. For purposes of this subsection, if a Development Property is owned by an Unconsolidated Affiliate of the Parent, then the product of (A) the Parent’s Ownership Share in such Unconsolidated Affiliate and (B) the amount of the Total Budgeted Costs for such Development Property shall be used in calculating such investment limitation.

(h) [Intentionally Omitted.]

(i) [Intentionally Omitted.]

(j) Dividends and Other Restricted Payments. Subject to the following sentence, if an Event of Default exists, the Parent and the Company shall not, and shall not permit any of their respective Subsidiaries (other than Wholly Owned Subsidiaries) to, declare or make, or incur any liability to make, Restricted Payments during any period of four consecutive fiscal quarters in an aggregate amount in excess of the greater of (i) 95% of Funds From Operations of the Parent and its Subsidiaries determined on a consolidated basis for such period and (ii) the minimum amount of cash distributions required to be made by the Parent to its shareholders to maintain compliance with Section 9.8. If an Event of Default under Section 11(a), (b), (g) or (h) shall exist, none of the Parent, the Company nor any Subsidiary (other than Wholly Owned Subsidiaries) shall directly or indirectly declare or make, or incur any liability to make, any Restricted Payments.

(k) Assets Owned by Company and Guarantors. Until the Investment Grade Rating Date, the Parent shall not permit the amount of Adjusted Total Asset Value attributable to assets directly owned by the Company and the Excel Guarantors to be less than 90.0% of Adjusted Total Asset Value at any time.

(l) Unencumbered Pool Property Requirements. The Parent and the Company shall not permit (a) the Unencumbered Asset Value to be less than $200,000,000 or (b) the Occupancy Rate of all Unencumbered Pool Properties determined on an aggregate basis to be less than 80.0% or (c) the number of Unencumbered Pool Properties to be less than 10 or (d) a single tenant (together with any Affiliates of such tenant) to account for more than 15% of the rents generated by all Unencumbered Pool Properties determined on an aggregate basis.

(m) Secured Recourse Indebtedness. The Parent and the Company shall not permit the ratio (expressed as a percentage) of (i) Secured Recourse Indebtedness of the Parent and its Subsidiaries determined on a consolidated basis to (ii) Total Asset Value, to exceed 10.0% at any time.

Section 10.7. Restrictions on Intercompany Transfers. The Parent and the Company shall not, and shall not permit any Excel Guarantor or any of their Subsidiaries (other than Excluded Subsidiaries) to, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any Subsidiary to: (a) pay dividends or make any other distribution on any of such Subsidiary’s capital stock or other equity interests owned by the Parent, the Company or any of their Subsidiaries; (b) pay any Indebtedness owed to the Parent, the Company or any of their Subsidiaries; (c) make loans or advances to the Parent, the Company or any of their Subsidiaries; or (d) transfer any of its property or assets to the Parent, the Company or any of their Subsidiaries; other than (i) with respect to the preceding clauses (a) through (d), those encumbrances or restrictions contained in (A) this Agreement or (B) any agreement that evidences Unsecured Indebtedness containing encumbrances or restrictions on the actions described above that are not more restrictive than those encumbrances or restrictions contained in this Agreement and the documents executed in connection herewith, or (this Agreement, or (ii) with respect to clause (d), customary provisions restricting assignment of any agreement entered into by the Parent, the Company, any Excel Guarantor or any of their Subsidiaries in the ordinary course of business.

Section 10.8. Fiscal Year. The Parent and the Company shall not, and shall not permit any Excel Guarantor or other Subsidiary to, change its fiscal year from that in effect as of the date of this Agreement.

Section 10.9. Modifications of Organizational Documents and Material Contracts. The Parent and the Company shall not, and shall not permit any Excel Guarantor or other Subsidiary to, amend, supplement, restate or otherwise modify or waive the application of any provision of its certificate or articles of incorporation or formation, by-laws, operating agreement, declaration of trust, partnership agreement or other applicable organizational document if such amendment, supplement, restatement or other modification (a) is adverse to the interest of the Purchasers or (b) could reasonably be expected to have a Material Adverse Effect. The Parent and the Company shall not enter into, and shall not permit any Subsidiary or Excel Guarantor to enter into, any amendment or modification to any Material Contract which could reasonably be expected to have a Material Adverse Effect or default in the performance of any obligations of the Parent, the Company and any Excel Guarantor or other Subsidiary in any Material Contract or permit any Material Contract to be canceled or terminated prior to its stated maturity.

Section 10.10. Environmental Matters. The Parent and the Company shall not, and shall not permit any Excel Guarantor or other Subsidiary or any other Person to, use, generate, discharge, emit, manufacture, handle, process, store, release, transport, remove, dispose of or clean up any Hazardous Materials on, under or from the Properties in material violation of any Environmental Law or in a manner that could reasonably be expected to lead to any material environmental claim or pose a material risk to human health, safety or the environment. Nothing in this Section shall impose any obligation or liability whatsoever on the Purchasers.

Section 10.11. Derivatives Contracts. The Parent and the Company shall not, and shall not permit any Excel Guarantor or other Subsidiary to enter into or become obligated in respect of, Derivatives Contracts, other than Derivatives Contracts entered into by the Parent, the Company, an Excel Guarantor or such Subsidiary in the ordinary course of business and which establish an effective hedge in respect of liabilities, commitments or assets held or reasonably anticipated by the Parent, the Company, any Excel Guarantor or other Subsidiary.

SECTION 11. EVENTS OF DEFAULT.

An “Event of Default” shall exist if any of the following conditions or events shall occur and be continuing:

(a) the Company defaults in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

(b) the Company defaults in the payment of any interest on any Note for more than five Business Days after the same becomes due and payable; or

(c) the Parent or the Company defaults in the performance of or compliance with any term contained in Sections 7.1(d), 9.8 or 10; or

(d) the Parent or the Company or any Excel Guarantor defaults in the performance of or compliance with any term contained herein (other than those referred to in Sections 11(a), (b) and (c)) or in any Excel Guaranty or Excel Indemnity and Contribution Agreement and such default is not remedied within 30 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Company receiving written notice of such default from any holder of a Note (any such written notice to be identified as a “notice of default” and to refer specifically to this Section 11(d)); or

(e)(i) any representation or warranty made in writing by or on behalf of the Parent or the Company or by any officer of the Parent or the Company in this Agreement or any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any material respect on the date as of which made, or (ii) any representation or warranty made in writing by or on behalf of any Excel Guarantor or by any officer of such Excel Guarantor in the Excel Guaranty or any writing furnished in connection with such Excel Guaranty proves to have been false or incorrect in any material respect on the date as of which made; or

(f)(i) the Company, Parent or any Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Indebtedness that is outstanding in an aggregate principal amount of at least $20,000,000 beyond any period of grace provided with respect thereto, or (ii) the Company, the Parent or any Subsidiary is in default in the performance of or compliance with any term of any evidence of any Indebtedness in an aggregate outstanding principal amount of at least $20,000,000 or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Indebtedness has become, or has been declared (or one or more Persons are entitled to declare such Indebtedness to be), due and payable before its stated maturity or before its regularly scheduled dates of payment, or (iii) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the holder of Indebtedness to convert such Indebtedness into equity interests), (x) the Company, Parent or any Subsidiary has become obligated to purchase or repay Indebtedness before its regular maturity or before its regularly scheduled dates of payment in an aggregate outstanding principal amount of at least

$20,000,000, or (y) one or more Persons have the right to require the Company, Parent or any Subsidiary so to purchase or repay such Indebtedness; or

(g) the Company, Parent or any Subsidiary (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate action for the purpose of any of the foregoing; or

(h) a court or other Governmental Authority of competent jurisdiction enters an order appointing, without consent by the Company, Parent or any of their Subsidiaries, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company, Parent or any of their Subsidiaries, or any such petition shall be filed against the Company, Parent or any of their Subsidiaries and such petition shall not be dismissed within 60 days; or

(i) one or more final judgments or orders for the payment of money aggregating in excess of $20,000,000, including, without limitation, any such final order enforcing a binding arbitration decision, are rendered against one or more of the Company, Parent and their Subsidiaries and which judgments are not, within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay;

(j) if (i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Company, Parent or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (iii) the aggregate “amount of unfunded benefit liabilities” (within the meaning of section 4001(a)(18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA, shall exceed $10,000,000, (iv) the Company, Parent or any ERISA Affiliate is the subject of a pending claim, action or lawsuit by the Internal Revenue Service, Department of Labor, plan participant or beneficiary that is reasonably expected to result in liability pursuant to Title I of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in section 3 of ERISA), (v) the Company, Parent or any ERISA Affiliate withdraws from any Multiemployer Plan, or (vi) the Company, Parent or any Subsidiary establishes or amends any Benefit Arrangement that is an employee welfare benefit plan within the meaning of section 3(l) of ERISA that provides post-employment welfare benefits in a manner that would increase the liability of the Company, Parent or any Subsidiary thereunder; and any such event or events described in clauses (i) through (vi) above, either individually or together with any other such event or events, could reasonably be expected to have a Material Adverse Effect; or

(k) the Excel Guaranty shall cease to be in full force and effect, any Excel Guarantor or any Person acting on behalf of any Excel Guarantor shall contest in any manner the validity, binding nature or enforceability of the Excel Guaranty, or the obligations of any Excel Guarantor under the Excel Guaranty are not or cease to be legal, valid, binding and enforceable in accordance with the terms of the Excel Guaranty.

(l) (i) Any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), is or becomes the “beneficial owner” (as defined in Rules 13d- 3 and 13d- 5 under the Exchange Act, except that a Person will be deemed to have “beneficial ownership” of all securities that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 35.0% of the total voting power of the then outstanding voting stock of the Parent; or (ii) during any period of 12 consecutive months ending after the date of this Agreement, individuals who at the beginning of any such 12- month period constituted the Board of Directors of the Parent (together with any new directors whose election by such Board or whose nomination for election by the shareholders of the Parent was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved but excluding any director whose initial nomination for, or assumption of office as, a director occurs as a result of an actual or threatened solicitation of proxies or consents for the election or removal of one or more directors by any person or group other than a solicitation for the election of one or more directors by or on behalf of the Board of Directors) cease for any reason to constitute a two- thirds of the Board of Directors of the Parent then in office; or (iii) the Parent shall cease to own and control, directly or indirectly, at least 90% of the total voting power of the then outstanding Equity Interests of the Company; or (iv) the Parent or a Wholly Owned Subsidiary of the Parent shall cease to be the sole general partner of the Company or shall cease to have the sole and exclusive power to exercise all management and control over the Company.

(m) Any strike, lockout, labor dispute, embargo, condemnation, act of God or public enemy, or other casualty which causes, for more than 30 consecutive days beyond the coverage period of any applicable business interruption insurance, the cessation or substantial curtailment of revenue producing activities of the Parent, the Company, any Excel guarantor, or any of their Subsidiaries taken as a whole and only if any such event or circumstance could reasonably be expected to have a Material Adverse Effect.

SECTION 12. REMEDIES ON DEFAULT, ETC.

Section 12.1. Acceleration.

(a) (a) If an Event of Default with respect to the Company, Parent or any Subsidiary described in Section 11(g) or (h) (other than an Event of Default described in clause (i) of Section 11(g) or described in clause (vi) of Section 11(g) by virtue of the fact that such clause encompasses clause (i) of Section 11(g)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

(b) If any other Event of Default has occurred and is continuing, the Required Holders may at any time at its or their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable.

(c) If any Event of Default described in Section 11(a) or (b) has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable.

Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (x) all accrued and unpaid interest thereon (including, but not limited to, interest accrued thereon at the Default Rate) and (y) the Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

Section 12.2. Other Remedies. If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, Excel Guaranty, or Excel Indemnity and Contribution Agreement or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

Section 12.3. Rescission. At any time after any Notes have been declared due and payable pursuant to Section 12.1(b) or (c), the Required Holders, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on the Notes, all principal of and Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, (b) neither the Company nor any other Person shall have paid any amounts which have become due solely by reason of such declaration, (c) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and (d) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

Section 12.4. No Waivers or Election of Remedies, Expenses, Etc. No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder’s rights, powers or remedies. No right, power or remedy conferred by this Agreement, the Excel Guaranty, or any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Company under Section 15, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable attorneys’ fees, expenses and disbursements.

SECTION 13. REGISTRATION; EXCHANGE; SUBSTITUTION OF Notes.

Section 13.1. Registration of Notes. The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. If any holder of one or more Notes is a nominee, then (a) the name and address of the beneficial owner of such Note or Notes shall also be registered in such register as an owner and holder thereof and (b) at any such beneficial owner’s option, either such beneficial owner or its nominee may execute any amendment, waiver or consent pursuant to this Agreement. Prior to due presentment for registration of transfer, the Person(s) in whose name any Note(s) shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

Section 13.2. Transfer and Exchange of Notes. Upon surrender of any Note to the Company at the address and to the attention of the designated officer (all as specified in Section 18(iii)), for registration of transfer or exchange (and in the case of a surrender for registration of transfer accompanied by a written instrument of transfer duly executed by the registered holder of such Note or such holder’s attorney duly authorized in writing and accompanied by the relevant name, address and other information for notices of each transferee of such Note or part thereof), within ten Business Days thereafter, the Company shall execute and deliver, at the Company’s expense (except as provided below), one or more new Notes (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Schedule 1. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $100,000.00, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $100,000.00. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in Section 6.2.

Section 13.3. Replacement of Notes. Upon receipt by the Company at the address and to the attention of the designated officer (all as specified in Section 18(iii)) of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

(a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another holder of a Note with a minimum net worth of at least $50,000,000 or a Qualified Institutional Buyer, such Person’s own unsecured agreement of indemnity shall be deemed to be satisfactory), or

(b) in the case of mutilation, upon surrender and cancellation thereof,

within ten Business Days thereafter, the Company at its own expense shall execute and deliver, in lieu thereof, a new Note, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

SECTION 14. PAYMENTS ON NOTES.

Section 14.1. Place of Payment. Subject to Section 14.2, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in New York, New York at the principal office of Wells Fargo Bank, N.A. in such jurisdiction. The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

Section 14.2. Home Office Payment. So long as any Purchaser or its nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, interest and all other amounts becoming due hereunder by the method and at the address specified for such purpose below such Purchaser’s name in Schedule B, or by such other method or at such other address as such Purchaser shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, such Purchaser shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 14.1. Prior to any sale or other disposition of any Note held by a Purchaser or its nominee, such Purchaser will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 13.2. The Company will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by a Purchaser under this Agreement and that has made the same agreement relating to such Note as the Purchasers have made in this Section 14.2.

SECTION 15. EXPENSES, ETC.

Section 15.1. Transaction Expenses. Whether or not the transactions contemplated hereby are consummated, the Company will pay all costs and expenses (including reasonable attorneys’ fees of a special counsel and, if reasonably required by the Required Holders, local or other counsel) incurred by the Purchasers and each other holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement, any Excel Guaranty, any Excel Indemnity and Contribution Agreement or the Notes (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the reasonable costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement, any Excel Guaranty, any Excel Indemnity or Contribution Agreement or the Notes or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement, any Excel Guaranty, any Excel Indemnity and Contribution Agreement or the Notes, or by reason of being a holder of any Note, (b) the reasonable costs and expenses, including financial advisors’ fees, incurred in connection with the insolvency or bankruptcy of the Company, Parent or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes, any Excel Guaranty, and any Excel Indemnity and Contribution Agreement and (c) the costs and expenses incurred in connection with the initial filing of this Agreement and all related documents and financial information with the SVO provided, that such costs and expenses under this clause (c) shall not exceed $4,000. The Company will pay, and will save each Purchaser and each other holder of a Note harmless from, (i) all claims in respect of any fees, costs or expenses, if any, of brokers and finders (other than those, if any, retained by a Purchaser or other holder in connection with its purchase of the Notes) and (ii) any and all wire transfer fees that any bank deducts from any payment under such Note to such holder or otherwise charges to a holder of a Note with respect to a payment under such Note.

Section 15.2. Survival. The obligations of the Company under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement, the Excel Guaranty, or the Notes, and the termination of this Agreement.

SECTION 16. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by any Purchaser of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of such Purchaser or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of the Parent or the Company pursuant to this Agreement shall be deemed representations and warranties of the Parent or the Company (as applicable) under this Agreement. Subject to the preceding sentence, this Agreement, the Notes and the Excel Guaranty embody the entire agreement and understanding between each Purchaser and the Parent and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

SECTION 17. AMENDMENT AND WAIVER.

Section 17.1. Requirements. This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), only with the written consent of the Parent, the Company and the Required Holders, except that:

(a) no amendment or waiver of any of Sections 1, 2, 3, 4, 5, 6 or 21 hereof, or any defined term (as it is used therein), will be effective as to any Purchaser unless consented to by such Purchaser in writing;

(b) no amendment or waiver may, without the written consent of each Purchaser and the holder of each Note at the time outstanding, (i) subject to Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of (x) interest on the Notes or (y) the Make-Whole Amount, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any amendment or waiver, or (iii) amend any of Sections 8 (except as set forth in the second sentence of Section 8.2 and Section 17.1(c)), 11(a), 11(b), 12, 17 or 20; and

(c) Section 8.5 may be amended or waived to permit offers to purchase made by the Company, Parent or an Affiliate pro rata to the holders of all Notes at the time outstanding upon the same terms and conditions only with the written consent of the Company and the Super-Majority Holders.

Section 17.2. Solicitation of Holders of Notes.

(a) Solicitation. The Company will provide each holder of a Note with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof, of the Notes or of the Excel Guaranty; provided, however, that 30 days’ notice shall be deemed sufficient in all cases. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to this Section 17 or the any Excel Guaranty to each holder of a Note promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

(b) Payment. None of the Parent, the Company or any Subsidiary will directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security or provide other credit support, to any holder of a Note as consideration for or as an inducement to the entering into by such holder of any waiver or amendment of any of the terms and provisions hereof or of the Excel Guaranty or any Note unless such remuneration is concurrently paid, or security is concurrently granted or other credit support concurrently provided, on the same terms, ratably to each holder of a Note even if such holder did not consent to such waiver or amendment.

(c) Consent in Contemplation of Transfer. Any consent given pursuant to this Section 17 or the Excel Guaranty by a holder of a Note that has transferred or has agreed to transfer its Note to the Company, the Parent, any Subsidiary or any Affiliate of the Company or the Parent (either pursuant to a waiver under Section 17.1(c) or subsequent to Section 8.5 having been amended pursuant to Section 17.1(c)) in connection with such consent shall be void and of no force or effect except solely as to such holder, and any amendments effected or waivers granted or to be effected or granted that would not have been or would not be so effected or granted but for such consent (and the consents of all other holders of Notes that were acquired under the same or similar conditions) shall be void and of no force or effect except solely as to such holder.

Section 17.3. Binding Effect, etc. Any amendment or waiver consented to as provided in this Section 17 or the Excel Guaranty applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Company without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Parent or the Company and any holder of a Note and no delay in exercising any rights hereunder or under any Note or the Excel Guaranty shall operate as a waiver of any rights of any holder of such Note.

Section 17.4. Notes Held by Company, etc. Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement, the Excel Guaranty, or the Notes, or have directed the taking of any action provided herein or in the Excel Guaranty, or the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding.

SECTION 18. NOTICES.

Except to the extent otherwise provided in Section 7.4, all notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by an internationally recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by an internationally recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

(i) if to any Purchaser or its nominee, to such Purchaser or nominee at the address specified for such communications in Schedule B, or at such other address as such Purchaser or nominee shall have specified to the Company in writing,

(ii) if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing, or

(iii) if to the Parent or the Company, to the Company at its address set forth at the beginning hereof to the attention of Chief Financial Officer, or at such other address as the Company shall have specified to the holder of each Note in writing.

Notices under this Section 18 will be deemed given only when actually received.

SECTION 19. REPRODUCTION OF DOCUMENTS.

This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by any Purchaser at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to any Purchaser, may be reproduced by such Purchaser by any photographic, photostatic, electronic, digital, or other similar process and such Purchaser may destroy any original document so reproduced. The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such Purchaser in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 19 shall not prohibit the Company or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

SECTION 20. CONFIDENTIAL INFORMATION.

For the purposes of this Section 20, “Confidential Information” means information delivered to any Purchaser by or on behalf of the Company, Parent or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature, provided that such term does not include information that (a) was publicly known or otherwise known to such Purchaser prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by such Purchaser or any Person acting on such Purchaser’s behalf, (c) otherwise becomes known to such Purchaser other than through disclosure by the Company, Parent or any Subsidiary or (d) constitutes financial statements delivered to such Purchaser under Section 7.1 that are otherwise publicly available. Each Purchaser will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by such Purchaser in good faith to protect confidential information of third parties delivered to such Purchaser, provided that such Purchaser may deliver or disclose Confidential Information to (i) its directors, officers, employees, agents, attorneys, trustees and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by its Notes), (ii) its auditors, financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with this Section 20, (iii) any other holder of any Note, (iv) any Institutional Investor to which it sells or offers to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by this Section 20), (v) any Person from which it offers to purchase any Security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by this Section 20), (vi) any federal or state regulatory authority having jurisdiction over such Purchaser, (vii) the NAIC or the SVO or, in each case, any similar organization, or any nationally recognized rating agency that requires access to information about such Purchaser’s investment portfolio, or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to such Purchaser, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which such Purchaser is a party or (z) if an Event of Default has occurred and is continuing, but only to the extent such Purchaser may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under such Purchaser’s Notes, this Agreement, or the Excel Guaranty. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement. On reasonable request by the Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company embodying this Section 20.

In the event that as a condition to receiving access to information relating to the Company, Parent or their Subsidiaries in connection with the transactions contemplated by or otherwise pursuant to this Agreement, any Purchaser or holder of a Note is required to agree to a confidentiality undertaking (whether through IntraLinks, another secure website, a secure virtual workspace or otherwise) which is different from this Section 20, this Section 20 shall not be amended thereby and, as between such Purchaser or such holder and the Company, this Section 20 shall supersede any such other confidentiality undertaking.

SECTION 21. SUBSTITUTION OF PURCHASER.

Each Purchaser shall have the right to substitute any one of its Affiliates or another Purchaser or any one of such other Purchaser’s Affiliates (a “Substitute Purchaser”) as the purchaser of the Notes that it has agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both such Purchaser and such Substitute Purchaser, shall contain such Substitute Purchaser’s agreement to be bound by this Agreement and shall contain a confirmation by such Substitute Purchaser of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, any reference to such Purchaser in this Agreement (other than in this Section 21), shall be deemed to refer to such Substitute Purchaser in lieu of such original Purchaser. In the event that such Substitute Purchaser is so substituted as a Purchaser hereunder and such Substitute Purchaser thereafter transfers to such original Purchaser all of the Notes then held by such Substitute Purchaser, upon receipt by the Company of notice of such transfer, any reference to such Substitute Purchaser as a “Purchaser” in this Agreement (other than in this Section 21), shall no longer be deemed to refer to such Substitute Purchaser, but shall refer to such original Purchaser, and such original Purchaser shall again have all the rights of an original holder of the Notes under this Agreement.

SECTION 22. MISCELLANEOUS.

Section 22.1. Successors and Assigns. All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

Section 22.2. Accounting Terms. All accounting terms used herein which are not expressly defined in this Agreement have the meanings respectively given to them in accordance with GAAP. Except as otherwise specifically provided herein, (i) all computations made pursuant to this Agreement shall be made in accordance with GAAP, and (ii) all financial statements shall be prepared in accordance with GAAP. For purposes of determining compliance with this Agreement (including, without limitation, Section 9, Section 10 and the definition of “Indebtedness”), any election by the Company to measure any financial liability using fair value (as permitted by Financial Accounting Standards Board Accounting Standards Codification Topic No. 825-10-25 – Fair Value Option, International Accounting Standard 39 – Financial Instruments: Recognition and Measurement or any similar accounting standard) shall be disregarded and such determination shall be made as if such election had not been made.

Section 22.3. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

Section 22.4. Construction, etc. Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

Section 22.5. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto. Delivery of an executed counterpart hereof by any party by facsimile or “PDF” via electronic mail shall be as effective as delivery of a manually executed counterpart hereof.

Section 22.6. Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New

43

York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

Section 22.7. Jurisdiction and Process; Waiver of Jury Trial.

(a) The Parent and the Company irrevocably submit to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Agreement or the Notes. To the fullest extent permitted by applicable law, the Parent and the Company irrevocably waive and agree not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(b) The Parent and the Company consent to process being served by or on behalf of any holder of Notes in any suit, action or proceeding of the nature referred to in Section 22.7(a) by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, return receipt requested, to it at its address specified in Section 18 or at such other address of which such holder shall then have been notified pursuant to said Section. The Parent and the Company agree that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it. Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.

(c) Nothing in this Section 22.7 shall affect the right of any holder of a Note to serve process in any manner permitted by law, or limit any right that the holders of any of the Notes may have to bring proceedings against the Parent or the Company in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

(d) The parties hereto hereby waive trial by jury in any action brought on or with respect to this Agreement, the Notes or any other document executed in connection herewith or therewith.

SECTION 23. ELIGIBILITY OF PROPERTIES.

Section 23.1. Unencumbered Properties.

(a) Existing Unencumbered Pool Properties. As of the Closing the parties hereto acknowledge and agree that the Properties listed on Schedule 23.1. are Unencumbered Pool Properties as of the date of this Agreement.

(b) Additional Unencumbered Pool Properties.

(i) After the Closing, if there are 10 or more Unencumbered Pool Properties, a Property that otherwise satisfies the requirements of the definition of the term “Eligible Property” shall be included as an Unencumbered Pool Property upon receipt by Purchasers of (i) an Unencumbered Asset Certificate pursuant to Section 7.1(i) setting forth the information required to be contained therein and assuming that such Property is included as an Unencumbered Pool Property and (ii) the Required Property Diligence, which such Required Property Diligence must be reasonably satisfactory to the Required Holders in all respects.

(ii) After the Closing, if there are less than 10 Unencumbered Pool Properties, a Property shall only be included as an Unencumbered Pool Property at the sole discretion of the Required Holders.

(c) Alternative Acceptance Procedure for Additional Unencumbered Pool Properties. Any Property that does not satisfy all of the requirements of the term “Eligible Property” shall be included only upon the written approval of the Required Holders; provided, however, that such approval shall only be a waiver of those requirements in the definition of “Eligible Property” specifically set forth and approved therein with respect to such Property.

Section 23.2. Termination of Designation as Unencumbered Pool Property. . A Property shall cease to be included as an Unencumbered Pool Property for purposes of this Agreement if (i) such Property ceases to satisfy the requirements of the definition of the term “Eligible Property” applicable to it (with the termination effective immediately), (ii) the Company requests that such Property be removed as an Unencumbered Pool Property by delivering (A) a written request to the Purchasers, which such request shall contain a certification that the representations and warranties made or deemed made by the Parent, the Company and Excel Guarantors in this Agreement and the Excel Guaranty shall be true and correct in all material respects on and immediately after giving effect to such removal with the same force and effect as if made on and as of such date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under this Agreement, and (B) a pro forma certificate demonstrating compliance with the covenants set forth in Section 10.6. after giving effect to such removal, or (iii) such Property is not identified as an Unencumbered Pool Property in an Unencumbered Asset Certificate subsequently submitted pursuant to this Agreement which demonstrates compliance with all applicable covenants and conditions (with the termination effective as of the date of receipt by the Purchasers of such Unencumbered Asset Certificate). The removal of a Property pursuant to the immediately preceding clause (ii) shall be effective 10 days after the Purchaser’s receipt of the deliveries set forth in such clause. Notwithstanding the foregoing, no Property will be terminated as an Unencumbered Pool Property if (i) a Default or Event of Default exists or (ii) a Default or Event of Default would exist immediately after such Property is terminated as an Unencumbered Pool Property.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

If you are in agreement with the foregoing, please sign the form of agreement on a counterpart of this Agreement and return it to the Company, whereupon this Agreement shall become a binding agreement between you and the Company.

Very truly yours,

EXCEL TRUST, L.P.

By:	Excel Trust, Inc., its sole general partner

	By	/s/ James Y. Nakagawa
James Y. Nakagawa
Chief Financial Officer

EXCEL TRUST, INC.

By	/s/ S. Eric Ottesen
S. Eric Ottesen
Senior Vice President and General Counsel

This Agreement is hereby

accepted and agreed to as

of the date hereof.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

By:	Prudential Investment Management, Inc., as investment manager

By:	/s/ Cornelia Cheng
Vice President

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:	/s/ Cornelia Cheng
Vice President

PRUCO LIFE INSURANCE COMPANY

By:	/s/ Cornelia Cheng
Assistant Vice President

MTL INSURANCE COMPANY

By:	Prudential Private Placement Investors, L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc. (as its General Partner)

	By:	/s/ Cornelia Cheng
Vice President

THE PENN INSURANCE AND ANNUITY COMPANY

By:	Prudential Private Placement Investors, L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc. (as its General Partner)

	By:	/s/ Cornelia Cheng
Vice President

LIBERTY NATIONAL LIFE INSURANCE COMPANY

By:	Prudential Private Placement Investors, L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc. (as its General Partner)

	By:	/s/ Cornelia Cheng
Vice President

UNITED OF OMAHA LIFE INSURANCE COMPANY

By:	Prudential Private Placement Investors, L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc. (as its General Partner)

	By:	/s/ Cornelia Cheng
Vice President

FARMERS INSURANCE EXCHANGE

By:	Prudential Private Placement Investors, L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc. (as its General Partner)

	By:	/s/ Cornelia Cheng
Vice President

MID CENTURY INSURANCE COMPANY

By:	Prudential Private Placement Investors, L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc. (as its General Partner)

	By:	/s/ Cornelia Cheng
Vice President

FARMERS NEW WORLD LIFE INSURANCE COMPANY

By:	Prudential Private Placement Investors, L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc. (as its General Partner)

	By:	/s/ Cornelia Cheng
Vice President

PHYSICIANS MUTUAL INSURANCE COMPANY

By:	Prudential Private Placement Investors, L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc. (as its General Partner)

	By:	/s/ Cornelia Cheng
Vice President

DEFINED TERMS

As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

“Adjusted EBITDA” means, for any given period, (a) EBITDA of the Parent and its Subsidiaries determined on a consolidated basis for such period, minus (b) Capital Reserves.

“Adjusted Total Asset Value” means Total Asset Value determined exclusive of assets that are owned by Excluded Subsidiaries or Unconsolidated Affiliates.

“Affiliate” means, at any time, and with respect to any Person, any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person, and, with respect to the Company, shall include any Person beneficially owning or holding, directly or indirectly, 10% or more of any class of voting or equity interests of the Company or any Subsidiary or any Person of which the Company and its Subsidiaries beneficially own or hold, in the aggregate, directly or indirectly, 10% or more of any class of voting or equity interests. As used in this definition, “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an “Affiliate” is a reference to an Affiliate of the Company.

“Agreement” means this Agreement, including all Schedules attached to this Agreement, as it may be amended, restated, supplemented or otherwise modified from time to time.

“Anti-Corruption Laws” is defined in Section 5.16(d)(1).

“Anti-Money Laundering Laws” is defined in Section 5.16(c).

“Applicable Law” means all international, foreign, federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes, executive orders, and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.

“Benefit Arrangement” means an “employee benefit plan” within the meaning of Section 3(3) of ERISA, which is neither a Plan nor a Multiemployer Plan and which is maintained, sponsored or otherwise contributed to by the Company and/or any ERISA Affiliate.

“Blocked Person” is defined in Section 5.16(a).

“Business Day” means (a) for the purposes of Section 8.6 only, any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or

SCHEDULE A

(to Note Purchase Agreement)

authorized to be closed, and (b) for the purposes of any other provision of this Agreement, any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York or San Francisco, CA are required or authorized to be closed.

“Capital Reserves” means, for any period and with respect to a Property, an amount equal to (i) (a) $0.15 per square foot for retail property, (b) $0.25 per square foot for office property or (c) $250 per unit for multifamily residential property, times (ii) a fraction, the numerator of which is the number of days in such period and the denominator of which is 365. Capital Reserves for a mixed- use Property shall be equal to the sum of the reserves set forth in subsections (i)(a), (i)(b) an (i)(c) of the preceding sentence as applied to the applicable Property type included in such mixed- use Property. If the term Capital Reserves is used without reference to any specific Property, then the amount shall be determined on an aggregate basis with respect to all Properties of the Parent, the Company and the other Subsidiaries and the applicable Ownership Share of all Properties of all Consolidated Affiliates and Unconsolidated Affiliates.

“Capitalization Rate” means 7.75%.

“Capitalized Lease Obligation” means obligations under a lease (to pay rent or other amounts under any lease or other arrangement conveying the right to use) that are required to be capitalized for financial reporting purposes in accordance with GAAP. The amount of a Capitalized Lease Obligation is the capitalized amount of such obligation as would be required to be reflected on a balance sheet of the applicable Person prepared in accordance with GAAP as of the applicable date.

“Cash Equivalents” means: (a) securities issued, guaranteed or insured by the United States of America or any of its agencies with maturities of not more than one year from the date acquired; (b) certificates of deposit with maturities of not more than one year from the date acquired issued by a United States federal or state chartered commercial bank of recognized standing, or a commercial bank organized under the laws of any other country which is a member of the Organisation for Economic Cooperation and Development, or a political subdivision of any such country, acting through a branch or agency, which bank has capital and unimpaired surplus in excess of $500,000,000 and which bank or its holding company has a short- term commercial paper rating of at least A- 2 or the equivalent by S&P or at least P- 2 or the equivalent by Moody’s; (c) reverse repurchase agreements with terms of not more than seven days from the date acquired, for securities of the type described in clause (a) above and entered into only with commercial banks having the qualifications described in clause (b) above; (d) commercial paper issued by any Person incorporated under the laws of the United States of America or any State thereof and rated at least A- 2 or the equivalent thereof by S&P or at least P- 2 or the equivalent thereof by Moody’s, in each case with maturities of not more than one year from the date acquired; and (e) investments in money market funds registered under the Investment Company Act of 1940, as amended, which have net assets of at least $500,000,000 and at least 85% of whose assets consist of securities and other obligations of the type described in clauses (a) through (d) above.

“CISADA” means the Comprehensive Iran Sanctions, Accountability and Divestment Act.

“Closing” is defined in Section 3.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

“Company” means Excel Trust, L.P., a Delaware limited partnership.

“Confidential Information” is defined in Section 20.

“Consolidated Affiliate” means, with respect to a Person (the “Investor”), any other Person (other than a Subsidiary or an Unconsolidated Affiliate of the Investor) in whom the Investor directly or indirectly holds less than a majority of the outstanding Equity Interests of such Person having ordinary voting power to elect a majority of the board of directors or other individuals performing similar functions of such Person (without regard to the occurrence of any contingency), but by reason of the legal structure of such Person or contracts binding on such Person, the financial results of such Person are required to be consolidated with those of the Investor in accordance with GAAP.

“Construction- in- Process” means Total Budgeted Costs for land and improvements (including indirect costs internally allocated and development costs) on all Properties that are (1) a Development Property or (2) a Renovation Property, and only until such time as a certificate of occupancy (or its equivalent) has been issued with respect to such improvements.

“Controlled Entity” means (i) any of the Subsidiaries of the Company and any of their or the Company’s respective Controlled Affiliates and (ii) if the Company has a parent company, such parent company and its Controlled Affiliates. As used in this definition, “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Credit Rating” means the rating assigned by a Rating Agency to the senior unsecured long term Indebtedness of a Person.

“Default” means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

“Default Rate” means, with respect to a series of Notes, that rate of interest that is the greater of (i) 2% per annum above the rate of interest stated in clause (a) of the first paragraph of such series of Notes or (ii) 2% over the rate of interest publicly announced by Bank of America, N.A. in New York, New York as its “base” or “prime” rate.

“Derivatives Contract” means (a) any transaction (including any master agreement, confirmation or other agreement with respect to any such transaction) now existing or hereafter entered into by the Company, Parent or any of its Subsidiaries (i) which is a rate swap transaction, swap option, basis swap, forward rate transaction, commodity swap, commodity option, forward commodity contract, equity or equity index swap, equity or equity index option, bond or bond price or bond index swaps or options, forward bond or forward bond price or forward bond index swaps or options, interest rate option, forward foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, crosscurrency rate swap transaction, currency option, spot contracts, credit derivative transaction, credit protection transaction, credit swap, credit default swap, credit default option, total return swap, credit spread transaction, repurchase transaction, reverse repurchase transaction, buy/sell- back transaction, securities lending transaction, weather index transaction or forward purchase or sale of a security, commodity or other financial instrument or interest (including any option with respect to any of these transactions), whether or not any such transactions are governed by or subject to any master agreement or (ii) which is a type of transaction that is similar to any transaction referred to in clause (i) above that is currently, or in the future becomes, recurrently entered into in the financial markets (including terms and conditions incorporated by reference in such agreement) and which is a forward, swap, future, option or other derivative on one or more rates, currencies, commodities, equity securities or other equity instruments, debt securities or other debt instruments, economic indices or measures of economic risk or value, or other benchmarks against which payments or deliveries are to be made, and (b) any combination of these transactions. Not in limitation of the foregoing, the term “Derivatives Contract” includes any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement, including any such obligations or liabilities under any such master agreement.

“Derivatives Termination Value” means, in respect of any one or more Derivatives Contracts, after taking into account the effect of any legally enforceable netting agreement or provision relating thereto, (a) for any date on or after the date such Derivatives Contracts have been terminated or closed out, the termination amount or value determined in accordance therewith, and (b) for any date prior to the date such Derivatives Contracts have been terminated or closed out, the then- current mark- to- market value for such Derivatives Contracts, determined based upon one or more mid- market quotations or estimates provided by any recognized dealer in Derivatives Contracts.

“Development Property” means a Property currently under development that has not achieved an Occupancy Rate of 80% or more or, subject to the last sentence of this definition, on which the improvements (other than tenant improvements on unoccupied space) related to the development have not been completed. The term “Development Property” shall include real property of the type described in the immediately preceding sentence that is to be (but has not yet been) acquired by the Parent, the Company, any Subsidiary, any Consolidated Affiliate or any Unconsolidated Affiliate upon completion of construction pursuant to a contract in which the seller of such real property is required to develop or renovate prior to, and as a condition precedent to, such acquisition. A Development Property on which all improvements (other than tenant improvements on unoccupied space) related to the development of such Property have been completed for at least 12 months shall cease to constitute a Development Property notwithstanding the fact that such Property has not achieved an Occupancy Rate of at least 80%.

“Disclosure Documents” is defined in Section 5.3.

“EBITDA” means, with respect to any Person, for any period and without duplication, the sum of: (a) net income (loss) of such Person for such period excluding the following amounts

(but only to the extent included in determining net income (loss) for such period): (i) depreciation and amortization expense of such Person for such period; (ii) Interest Expense for such Person in respect of such period; (iii) income tax expense of such Person in respect of such period; (iv) extraordinary and nonrecurring items of such Person for such period, including without limitation, extraordinary or nonrecurring gains and losses of such Person for such period and (v) equity in net income (loss) of its Unconsolidated Affiliates; plus (b) such Person’s Ownership Share of EBITDA of its Unconsolidated Affiliates. EBITDA shall be adjusted to remove any impact from straight line rent leveling adjustments required under GAAP and amortization of intangibles pursuant to FAS ASC 805. For purposes of this definition, nonrecurring items shall be deemed to include (x) gains and losses on early extinguishment of Indebtedness, (y) non- cash severance and other non- cash restructuring charges and (z) transaction costs of acquisitions not permitted to be capitalized pursuant to GAAP.

“EDGAR” means the SEC’s Electronic Data Gathering, Analysis and Retrieval System or any successor SEC electronic filing system for such purposes.

“Eligible Property” means a Property which satisfies all of the following requirements: (a) such Property is fully developed as a retail, office, or multifamily property or mixed-use property (which any mix-use property being limited to retail, office or multifamily properties); (b) such Property is wholly owned in fee simple, or leased under a Ground Lease, by the Company or (i) prior to the Investment Grade Rating Date, a Guarantor or (ii) on or after the Investment Grade Rating Date, a Wholly Owned Subsidiary; (c) neither such Property, nor if such Property is owned by a Subsidiary, any of the Company’s direct or indirect ownership interest in such Subsidiary, is subject to (i) any Lien other than Permitted Liens or (ii) any Negative Pledge; (d) regardless of whether such Property is owned by the Company or a Subsidiary, the Company has the right directly, or indirectly through a Subsidiary, to take the following actions without the need to obtain the consent of any Person: (i) to create Liens on such Property as security for Indebtedness of the Parent, the Company or such Subsidiary, as applicable, and (ii) to sell, transfer or otherwise dispose of such Property; and (e) such Property is free of all structural defects or major architectural deficiencies, title defects, environmental conditions or other adverse matters except for defects, deficiencies, conditions or other matters which are not individually or collectively material to the profitable operation of such Property.

“Environmental Laws” means any and all federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to Hazardous Materials.

“Equity Interest” means, with respect to any Person, any share of capital stock of (or other ownership or profit interests in) such Person, any warrant, option or other right for the purchase or other acquisition from such Person of any share of capital stock of (or other ownership or profit interests in) such Person whether or not certificated, any security convertible into or exchangeable for any share of capital stock of (or other ownership or profit interests in) such Person or warrant, right or option for the purchase or other acquisition from such Person of such shares (or such other interests), and any other ownership or profit interest in such Person (including, without limitation, partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such share, warrant, option, right or other interest is authorized or otherwise existing on any date of determination.

“Equity Issuance” means any issuance or sale by a Person of any Equity Interest in such Person and shall in any event include the issuance of any Equity Interest upon the conversion or exchange of any security constituting Indebtedness that is convertible or exchangeable, or is being converted or exchanged, for Equity Interests.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under section 414 of the Code.

“Event of Default” is defined in Section 11.

“Excel Guarantor” means each Person that has executed and delivered the Excel Guaranty or a joinder thereto and in any event shall include the Parent.

“Excel Guaranty” means the agreement in form and substance satisfactory to the Required Holders providing for the guaranty by Excel Guarantors, on a joint and several basis, of (i) the prompt payment in full when due of all amounts payable by the Company pursuant to the Notes (whether for principal, interest, Make-Whole Amount or otherwise) and this Agreement, including, without limitation, all indemnities, fees and expenses payable by the Company thereunder and (ii) the prompt, full and faithful performance, observance and discharge by the Company of each and every covenant, agreement, undertaking and provision required pursuant to the Notes or this Agreement to be performed, observed or discharged by it.

“Excel Indemnity and Contribution Agreement” means an agreement in form and substance satisfactory to the Required Holders providing for certain indemnity and contribution obligations described more particularly therein by Excel Guarantors.

“Excluded Subsidiary” means any Subsidiary (a) holding title to assets that are or are to become collateral for any Secured Indebtedness of such Subsidiary and (b) that is prohibited from Guarantying the Indebtedness of any other Person pursuant to (i) any document, instrument, or agreement evidencing such Secured Indebtedness or (ii) a provision (other than the case of a Subsidiary which is a joint venture) of such Subsidiary’s organizational documents which provision was included in such Subsidiary’s organizational documents as a condition to the extension of such Secured Indebtedness.

“Fair Market Value” means, (a) with respect to a security listed on a national securities exchange or the NASDAQ National Market, the price of such security as reported on such exchange or market by any widely recognized reporting method customarily relied upon by financial institutions and (b) with respect to any other property, the price which could be negotiated in an arm’s- length free market transaction, for cash, between a willing seller and a willing buyer, neither of which is under pressure or compulsion to complete the transaction. Except as otherwise provided herein, Fair Market Value shall be determined by the Board of

Directors of the Company (or an authorized committee thereof) acting in good faith conclusively evidenced by a board resolution thereof delivered to the Purchasers or, with respect to any asset valued at no more than $1,000,000, such determination may be made by the chief financial officer of the Company evidenced by an officer’s certificate delivered to the Purchasers.

“Fitch” means Fitch Ratings and any successor thereto.

“Fixed Charges” means, with respect to a Person and for a given period, the sum of (a) the Interest Expense of such Person for such period, plus (b) the aggregate of all regularly scheduled principal payments on Indebtedness made by such Person (including the Ownership Shares of such payments made by any Unconsolidated Affiliate of such Person) during such period (excluding balloon, bullet or similar payments of principal due upon the stated maturity of Indebtedness), plus (c) the aggregate of all cash dividends paid by such Person (including the Ownership Share of such cash dividends paid by any Unconsolidated Affiliate of such Person) on any Preferred Stock during such period.

“Form 10-K” is defined in Section 7.1(b).

“Form 10-Q” is defined in Section 7.1(a).

“Funds From Operations” means, with respect to a Person and for a given period, (a) net income (loss) of such Person determined on a consolidated basis, minus (or plus) (b) gains (or losses) from restructuring of Indebtedness or from sales of Property during such period, plus (c) depreciation with respect to such Person’s real estate assets and amortization (other than amortization of deferred financing costs), and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis. For purposes of this Agreement, Funds From Operations shall be calculated consistent with the White Paper on Funds From Operations dated April 2002 issued by National Association of Real Estate Investment Trusts, Inc., but without giving effect to any supplements, amendments or other modifications promulgated after the Agreement Date. The following shall be excluded when calculating Funds From Operations: non- cash and non- recurring charges, including, without limitation, preferred stock redemption costs and real estate impairment charges and non- cash adjustments made pursuant to FASB 150.

“GAAP” means generally accepted accounting principles as in effect from time to time in the United States of America.

“Governmental Approvals” means all authorizations, consents, approvals, licenses and exemptions of, registrations and filings with, and reports to, all Governmental Authorities.

“Governmental Authority” means

(a) the government of

(i) the United States of America or any state or other political subdivision thereof, or

(ii) any other jurisdiction in which the Company, Parent or any Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the Company, Parent or any Subsidiary, or

(b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

“Governmental Official” means any governmental official or employee, employee of any government-owned or government-controlled entity, political party, any official of a political party, candidate for political office, official of any public international organization or anyone else acting in an official capacity.

“Ground Lease” means a ground lease that includes, without limitation, the following terms and conditions: (a) a remaining term (exclusive of any unexercised extension options) of 40 years or more from date of this Agreement; (b) the right of the lessee to mortgage and encumber its interest in the leased property without the consent of the lessor; (c) the obligation of the lessor to give the holder of any mortgage Lien on such leased property written notice of any defaults on the part of the lessee and agreement of such lessor that such lease will not be terminated until such holder has had a reasonable opportunity to cure or complete foreclosures, and fails to do so; (d) reasonable transferability of the lessee’s interest under such lease, including ability to sublease; and (e) such other rights customarily required by mortgagees making a loan secured by the interest of the holder of the leasehold estate demised pursuant to a ground lease.

“Guaranty”, “Guaranteed” “Guarantying” or to “Guarantee” as applied to any obligation means and includes: (a) a guaranty (other than by endorsement of negotiable instruments for collection in the ordinary course of business), directly or indirectly, in any manner, of any part or all of such obligation, or (b) an agreement, direct or indirect, contingent or otherwise, and whether or not constituting a guaranty, the practical effect of which is to assure the payment or performance (or payment of damages in the event of nonperformance) of any part or all of such obligation whether by: (i) the purchase of securities or obligations, (ii) the purchase, sale or lease (as lessee or lessor) of property or the purchase or sale of services primarily for the purpose of enabling the obligor with respect to such obligation to make any payment or performance (or payment of damages in the event of nonperformance) of or on account of any part or all of such obligation, or to assure the owner of such obligation against loss, (iii) the supplying of funds to or in any other manner investing in the obligor with respect to such obligation, (iv) repayment of amounts drawn down by beneficiaries of letters of credit, or (v) the supplying of funds to or investing in a Person on account of all or any part of such Person’s obligation under a Guaranty of any obligation or indemnifying or holding harmless, in any way, such Person against any part or all of such obligation. As the context requires, “Guaranty” shall also mean the Excel Guaranty.

“Guarantor” means any Person who is obligated under a Guaranty that benefits Parent, Company or any of their Subsidiaries either directly or indirectly.

“Hazardous Materials” means any and all pollutants, toxic or hazardous wastes or other substances that might pose a hazard to health and safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage or filtration of which is or shall be restricted, prohibited or penalized by any applicable law including, but not limited to, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum, petroleum products, lead based paint, radon gas or similar restricted, prohibited or penalized substances.

“holder” means, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Company pursuant to Section 13.1, provided, however, that if such Person is a nominee, then for the purposes of Sections 7, 12, 17.2 and 18 and any related definitions in this Schedule B, “holder” shall mean the beneficial owner of such Note whose name and address appears in such register.

“INHAM Exemption” is defined in Section 6.2(e).

“Indebtedness” means, with respect to a Person, at the time of computation thereof, all of the following (without duplication): (a) all obligations of such Person in respect of money borrowed; (b) all obligations of such Person, whether or not for money borrowed (i) represented by notes payable, or drafts accepted, in each case representing extensions of credit, (ii) evidenced by bonds, debentures, notes or similar instruments, or (iii) constituting purchase money indebtedness, conditional sales contracts, title retention debt instruments or other similar instruments, upon which interest charges are customarily paid or that are issued or assumed as full or partial payment for property or for services rendered; (c) accounts payable and accruals, the aggregate amount of which is greater than 5% of Total Asset Value (calculated without taking into account any accounts payable or accruals) as of any date of determination; (d) Capitalized Lease Obligations of such Person (including ground leases to the extent required under GAAP to be reported as a liability); (e) all reimbursement obligations (contingent or otherwise) of such Person under or in respect of any letters of credit or acceptances (whether or not the same have been presented for payment); (f) all Off- Balance Sheet Obligations of such Person; (g) all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Mandatorily Redeemable Stock issued by such Person or any other Person, valued at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends; (h) all obligations of such Person in respect of any purchase obligation, repurchase obligation, takeout commitment or forward equity commitment, in each case evidenced by a binding agreement (excluding any such obligation to the extent the obligation can be satisfied by the issuance of Equity Interests (other than Mandatorily Redeemable Stock)); (i) net obligations under any Derivatives Contract not entered into as a hedge against existing Indebtedness, in an amount equal to the Derivatives Termination Value thereof (but in no event less than zero); (j) all Indebtedness of other Persons which such Person has Guaranteed or is otherwise recourse to such Person (except for guaranties of customary exceptions for fraud, misapplication of funds, environmental indemnities, voluntary bankruptcy, collusive involuntary bankruptcy and other similar exceptions to recourse liability); (k) all Indebtedness of another Person secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property or assets owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness or other payment obligation; and (l) such Person’s Ownership Share of the Indebtedness of any Consolidated Affiliate and Unconsolidated Affiliate of such Person. All the

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Notes and liabilities and reimbursement obligations under letters of credit shall constitute Indebtedness of the Company. Indebtedness of any Person shall include Indebtedness of any partnership or joint venture in which such Person is a general partner or joint venturer to the extent of such Person’s Ownership Share of such partnership or joint venture (except if such Indebtedness, or portion thereof, is recourse to such Person, in which case the greater of such Person’s Ownership Share of such Indebtedness or the amount of the recourse portion of the Indebtedness, shall be included as Indebtedness of such Person). Notwithstanding anything to the contrary in this Agreement, the calculation of Indebtedness shall not include any fair value adjustments to the carrying value of liabilities to record such liabilities at fair value pursuant to electing the fair value option election under FASB ASC 825- 10- 25 (formerly known as FAS 159, The Fair Value Option for Financial Assets and Financial Liabilities) or other FASB standards allowing entities to elect fair value option for financial liabilities.

“Institutional Investor” means (a) any Purchaser of a Note, (b) any holder of a Note holding (together with one or more of its affiliates) more than 10.0% of the aggregate principal amount of the Notes then outstanding, (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form, and (d) any Related Fund of any holder of any Note.

“Interest Expense” means, with respect to a Person and for any period, (a) total interest expense of such Person for such period (including, without limitation, capitalized interest expense (other than capitalized interest funded from a construction loan interest reserve account)), plus (b) to the extent not already included in the foregoing clause (a), such Person’s Ownership Share of all Interest Expense for such period of Unconsolidated Affiliates of such Person.

“Investment” means, with respect to any Person, any acquisition or investment (whether or not of a controlling interest) by such Person, by means of any of the following: (a) the purchase or other acquisition of any Equity Interest in another Person, (b) a loan, advance or extension of credit to, capital contribution to, Guaranty of Indebtedness of, or purchase or other acquisition of any Indebtedness of, another Person, including any partnership or joint venture interest in such other Person, or (c) the purchase or other acquisition (in one transaction or a series of transactions) of assets of another Person that constitute the business or a division or operating unit of another Person. Any commitment to make an Investment in any other Person, as well as any option of another Person to require an Investment in such Person, shall constitute an Investment. Except as expressly provided otherwise, for purposes of determining compliance with any covenant contained in this Agreement, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment.

“Investment Grade Rating” means a Credit Rating of BBB-/BBB-/Baa3 or higher from S&P, Fitch or Moody’s respectively.

“Investment Grade Rating Date” means the date the Parent has received an Investment Grade Rating from any Rating Agency.

“Lien” as applied to the property of any Person means: (a) any security interest, encumbrance, mortgage, deed to secure debt, deed of trust, assignment of leases and rents, pledge, lien, hypothecation, assignment, charge or lease constituting a Capitalized Lease Obligation, conditional sale or other title retention agreement, or other security title or encumbrance of any kind in respect of any property of such Person, or upon the income, rents or profits therefrom; (b) any arrangement, express or implied, under which any property of such Person is transferred, sequestered or otherwise identified for the purpose of subjecting the same to the payment of Indebtedness or performance of any other obligation in priority to the payment of the general, unsecured creditors of such Person; and (c) the filing of any financing statement under the UCC or its equivalent in any jurisdiction, other than any precautionary filing not otherwise constituting or giving rise to a Lien, including a financing statement filed (i) in respect of a lease not constituting a Capitalized Lease Obligation pursuant to Section 9- 505 (or a successor provision) of the Uniform Commercial Code or its equivalent as in effect in an applicable jurisdiction or (ii) in connection with a sale or other disposition of accounts or other assets not prohibited by this Agreement in a transaction not otherwise constituting or giving rise to a Lien.

“Make-Whole Amount” is defined in Section 8.6.

“Mandatorily Redeemable Stock” means, with respect to any Person, any Equity Interest of such Person which by the terms of such Equity Interest (or by the terms of any security into which it is convertible or for which it is exchangeable or exercisable), upon the happening of any event or otherwise, (a) matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise (other than an Equity Interest to the extent redeemable in exchange for common stock or other equivalent common Equity Interests), (b) is convertible into or exchangeable or exercisable for Indebtedness or Mandatorily Redeemable Stock, or (c) is redeemable at the option of the holder thereof, in whole or in part (other than an Equity Interest which is redeemable solely in exchange for common stock or other equivalent common Equity Interests), in each case on or prior to the date on which all Notes are scheduled to be due and payable in full.

“Material” means material in relation to the business, operations, affairs, financial condition, assets, properties, or prospects of the Company, Parent and its Subsidiaries taken as a whole.

“Material Adverse Effect” means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Company, Parent and its Subsidiaries taken as a whole, (b) the ability of the Company to perform its obligations under this Agreement and the Notes, (c) the ability of any Excel Guarantor to perform its obligations under its Excel Guaranty, or (d) the validity or enforceability of this Agreement, the Notes or any Excel Guaranty.

“Material Contract” means any contract or other arrangement (other than this Agreement, the Excel Guaranty, or the Excel Indemnity and Contribution Agreement), whether written or oral, to which the Parent, the Company, any Subsidiary or any Excel Guarantor is a party as to which the breach, nonperformance, cancellation or failure to renew by any party thereto could reasonably be expected to have a Material Adverse Effect.

“Material Credit Facility” means, as to the Parent, Company and their Subsidiaries,

(a) the Wells Fargo Credit Agreement; and

(b) any other agreement(s) creating or evidencing indebtedness for borrowed money entered into by the Company, Parent or any Subsidiary, or in respect of which the Company, Parent or any Subsidiary is an obligor or otherwise provides a guarantee or other credit support (“Credit Facility”), in a principal amount outstanding or available for borrowing equal to or greater than $10,000,000.00 (or the equivalent of such amount in the relevant currency of payment, determined as of the date of the closing of such facility based on the exchange rate of such other currency) which, at the date of closing thereof, was unsecured; and if no Credit Facility or Credit Facilities equal or exceed such amounts, then the largest Credit Facility shall be deemed to be a Material Credit Facility.

“Material Subsidiary” means (a) any Subsidiary of the Parent to which more than 2.0% of Adjusted Total Asset Value (excluding cash and Cash Equivalents) is attributable on an individual basis and (b) any Subsidiary of the Parent that owns, or otherwise has any interest in, any Unencumbered Pool Property or any other property or asset which is taken into account when calculating Unencumbered Asset Value.

“Maturity Date” is defined in the first paragraph of each Note.

“Moody’s” means Moody’s Investors Service, Inc. and its successors.

“Mortgage” means a mortgage, deed of trust, deed to secure debt or similar security instrument made by a Person owning an interest in real estate granting a Lien on such interest in real estate as security for the payment of Indebtedness.

“Mortgage Receivable” means a promissory note secured by a Mortgage of which the Parent, the Company or a Subsidiary is the holder and retains the right of collection of all payments thereunder.

“Multiemployer Plan” means any Plan that is a “multiemployer plan” (as such term is defined in section 4001(a)(3) of ERISA).

“NAIC” means the National Association of Insurance Commissioners or any successor thereto.

“Negative Pledge” means, with respect to a given asset, any provision of a document, instrument or agreement (other than this Agreement and the Wells Fargo Credit Agreement) which prohibits or purports to prohibit the creation or assumption of any Lien on such asset as security for Indebtedness of the Person owning such asset or any other Person; provided, however, that an agreement that conditions a Person’s ability to encumber its assets upon the maintenance of one or more specified ratios that limit a Person’s ability to encumber its assets but that do not generally prohibit the encumbrance of its assets, or the encumbrance of specific assets, shall not constitute a Negative Pledge.

“Net Operating Income” means, for any Property and for a given period, the sum of the following (without duplication and determined on a consistent basis with prior periods): (a) rents and other revenues received in the ordinary course from such Property (including the proceeds of rent loss or business interruption insurance but excluding pre- paid rents and revenues and security deposits except to the extent applied in satisfaction of tenants’ obligations for rent) minus (b) all non- capitalized expenses paid (excluding interest, amortization, depreciation and other non- cash charges, but including an appropriate accrual for property taxes and insurance related to the ownership, operation or maintenance of such Property), including but not limited to, property taxes, assessments and the like, insurance, utilities, payroll costs, maintenance, repair and landscaping expenses, marketing expenses, and general and administrative expenses (including an appropriate allocation for legal, accounting, advertising, marketing and other expenses incurred in connection with such Property, but specifically excluding general overhead expenses of the Company, Parent or any Subsidiary and any property management fees) minus (c) the Capital Reserves for such Property (other than Properties that are subject to Triple- Net Leases) as of the end of such period minus (d) the greater of (i) the actual property management fee paid during such period with respect to such Property and (ii) an imputed management fee in an amount equal to 3% of the gross revenues for such Property for such period; provided, that the imputed management fee pursuant to this clause (ii) shall be 1% of the gross revenues for Properties subject to Triple- Net Leases.

“Net Proceeds” means with respect to an Equity Issuance by a Person, the aggregate amount of all cash and the Fair Market Value of all other property (other than securities of such Person being converted or exchanged in connection with such Equity Issuance) received by such Person in respect of such Equity Issuance net of investment banking fees, legal fees, accountants’ fees, underwriting discounts and commissions and other customary fees and expenses actually incurred by such Person in connection with such Equity Issuance.

“Nonrecourse Indebtedness” means, with respect to a Person, Indebtedness for borrowed money in respect of which recourse for payment (except for customary exceptions for fraud, misapplication of funds, environmental indemnities, voluntary bankruptcy, collusive involuntary bankruptcy and other similar exceptions to recourse liability) is contractually limited to specific assets of such Person encumbered by a lien securing such Indebtedness.

“Notes” is defined in Section 1.

“Obligations” means, individually and collectively: (a) the aggregate principal balance of, and all accrued and unpaid interest on, all Notes; and (b) all other indebtedness, liabilities, obligations, covenants and duties of the Company, Parent and the Excel Guarantors owing to the Purchasers of every kind, nature and description, under or in respect of this Agreement or the Excel Guaranty, including, without limitation, any Make Whole Amount, any fees and indemnification obligations, whether direct or indirect, absolute or contingent, due or not due, contractual or tortious, liquidated or unliquidated, and whether or not evidenced by any promissory note.

“Occupancy Rate” means, with respect to a Property at any time, the ratio, expressed as a percentage, of (a) the net rentable square footage of such Property actually occupied by non- Affiliate tenants paying rent at rates not materially less than rates generally prevailing at the time the applicable lease was entered into, pursuant to binding leases as to which no monetary default has occurred and has continued unremedied for 60 or more days to (b) the aggregate net rentable square footage of such Property. For the purposes of the definition of “Occupancy Rate”, a tenant shall be deemed to actually occupy a Property notwithstanding a temporary cessation of operations for renovation, repairs or other temporary reason.

“Off- Balance Sheet Obligations” means liabilities and obligations of the Parent, the Company, any Subsidiary or any other Person in respect of “off- balance sheet arrangements” (as defined in Item 303(a)(4)(ii) of Regulation S- K promulgated under the Securities Act) which the Parent would be required to disclose in the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section of the Parent’s report on Form 10- Q or Form 10- K (or their equivalents) which the Parent is required to file with the Securities and Exchange Commission (or any Governmental Authority substituted therefor).

“OFAC” is defined in Section 5.16(a).

“OFAC Listed Person” is defined in Section 5.16(a).

“OFAC Sanctions Program” means any economic or trade sanction that OFAC is responsible for administering and enforcing. A list of OFAC Sanctions Programs may be found at http://www.treasury.gov/resource-center/sanctions/Programs/Pages/Programs.aspx.

“Officer’s Certificate” means a certificate of a Senior Financial Officer or of any other officer of the Parent or the Company (as applicable) whose responsibilities extend to the subject matter of such certificate.

“Other Property Holdings” means Investments by the Parent, the Company, any of their Subsidiaries or any Unconsolidated Affiliate in Properties that are not retail, office, mixed- use or multi- family residential Properties.

“Ownership Share” means, with respect to any Subsidiary of a Person (other than a Wholly Owned Subsidiary), any Consolidated Affiliate or any Unconsolidated Affiliate of a Person, the greater of (a) such Person’s relative nominal direct and indirect ownership interest (expressed as a percentage) in such Subsidiary, Consolidated Affiliate or Unconsolidated Affiliate or (b) such Person’s relative direct and indirect economic interest (calculated as a percentage) in such Subsidiary, Consolidated Affiliate or Unconsolidated Affiliate determined in accordance with the applicable provisions of the declaration of trust, articles or certificate of incorporation, articles of organization, partnership agreement, joint venture agreement or other applicable organizational document of such Subsidiary, Consolidated Affiliate or Unconsolidated Affiliate. If any Person shall act as the general partner of any partnership, the Ownership Share of such Person in such partnership shall be 100%.

“Parent” means Excel Trust, Inc., a Maryland corporation, its successors and assigns.

“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

“Permitted Liens” means, with respect to any asset or property of a Person, (a)(i) Liens securing taxes, assessments and other charges or levies imposed by any Governmental Authority (excluding any Lien imposed pursuant to any of the provisions of ERISA or pursuant to any Environmental Laws) or (ii) the claims of materialmen, mechanics, carriers, warehousemen or landlords for labor, materials, supplies or rentals incurred in the ordinary course of business, which, in each case, are not at the time required to be paid or discharged under Section 9.4; (b) Liens consisting of deposits or pledges made, in the ordinary course of business, in connection with, or to secure payment of, obligations under workers’ compensation, unemployment insurance or similar Applicable Laws; (c) Liens consisting of encumbrances in the nature of zoning restrictions, easements, and rights or restrictions of record on the use of real property, which do not materially detract from the value of such property or impair the intended use thereof in the business of such Person; (d) the rights of tenants under leases or subleases not interfering with the ordinary conduct of business of such Person; (e) Liens in existence as of the date of the Agreement and disclosed on Schedule 5.15; and (f) Liens securing the Wells Fargo Credit Agreement and any other credit facility permitted to be secured under the terms of the Wells Fargo Credit Agreement so long as the Notes are concurrently secured equally and ratably with such Indebtedness pursuant to documentation acceptable to the Required Holders including, without limitation, an intercreditor agreement.

“Person” means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, business entity or Governmental Authority.

“Plan” means an “employee benefit plan” (as defined in section 3(3) of ERISA) subject to Title I of ERISA that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company, Parent or any ERISA Affiliate or with respect to which the Company, Parent or any ERISA Affiliate has or may have any liability.

“Preferred Stock” means, with respect to any Person, shares of capital stock of, or other Equity Interests in, such Person which are entitled to preference or priority over any other capital stock of, or other Equity Interest in, such Person in respect of the payment of dividends or distribution of assets upon liquidation or both.

“property” or “properties” means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

“Property” means a parcel (or group of related parcels) of real property located in one of the states of the United States or in the District of Columbia and developed (or to be developed), and owned in fee simple or leased (in whole or in part) or operated, in each case by the Parent, the Company, any Consolidated Affiliate or any Unconsolidated Affiliate of the Parent, or any of their Subsidiaries.

“Property Owner” means any Subsidiary of the Parent which owns or leases an Unencumbered Pool Property.

“PTE” is defined in Section 6.2(a).

“Purchaser” or “Purchasers” means each of the purchasers that has executed and delivered this Agreement to the Company and such Purchaser’s successors and assigns (so long as any such assignment complies with Section 13.2), provided, however, that any Purchaser of a Note that ceases to be the registered holder or a beneficial owner (through a nominee) of such Note as the result of a transfer thereof pursuant to Section 13.2 shall cease to be included within the meaning of “Purchaser” of such Note for the purposes of this Agreement upon such transfer.

“Qualified Institutional Buyer” means any Person who is a “qualified institutional buyer” within the meaning of such term as set forth in Rule 144A(a)(1) under the Securities Act.

“QPAM Exemption” is defined in Section 6.2(d).

“Rating Agency” means S&P, Moody’s or Fitch.

“Recourse Indebtedness” means, with respect to a Person, Indebtedness for borrowed money that is not Nonrecourse Indebtedness, but in any event excluding the Obligations.

“REIT” means a Person qualifying for treatment as a “real estate investment trust” under Sections 856-860 of the Code, or their equivalent sections as may be amended from time to time.

“Related Fund” means, with respect to any holder of any Note, any fund or entity that (i) invests in Securities or bank loans, and (ii) is advised or managed by such holder, the same investment advisor as such holder or by an affiliate of such holder or such investment advisor.

“Renovation Property” means a Property on which the existing building or other improvements are undergoing renovation and redevelopment that will either (i) disrupt the occupancy of at least 40% of the square footage of such Property or (ii) temporarily reduce the Net Operating Income attributable to such Property by more than 40% as compared to the immediately preceding comparable prior period. A Property shall cease to be a Renovation Property upon the first to occur of (i) 12 months after all improvements (other than tenant improvements on unoccupied space) related to the redevelopment of such Property having been substantially completed and (ii) once such Property has achieved a minimum Occupancy Rate of 80.0%.

“Required Holders” means at any time on or after the Closing, the holders of at least 51.0% in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Company, Parent or any of their Affiliates).

“Required Property Diligence” means, with respect to a Property, (i) a current operating statement and rent roll for such Property audited or certified by Company as being true and correct in all material respects and prepared in accordance with GAAP and historical operating statements, rent rolls and the purchase and sale agreement (if the Property has been acquired within the immediately preceding 12 months), (ii) an operating budget with respect to the property for the current fiscal year and (iii) such other information as may be reasonably requested by the Purchasers.

“Responsible Officer” means any Senior Financial Officer and any other officer of the Parent or the Company (as applicable) with responsibility for the administration of the relevant portion of this Agreement.

“Restricted Payment” means: (a) any dividend or other distribution, direct or indirect, on account of any shares of any class of stock or other Equity Interest of the Parent, the Company, or any of their Subsidiaries now or hereafter outstanding, except a dividend payable solely in shares of that class of stock to the holders of that class; (b) any redemption, conversion, exchange, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of stock or other Equity Interest of the Parent, the Company or any of their Subsidiaries now or hereafter outstanding (except for conversion or exchange of (i) the Parent Preferred Stock for the common shares of the Parent and (ii) Equity Interest of the Company for the common shares of the Parent, so long as in each instance, no cash consideration shall be paid or become payable, directly or indirectly, in connection therewith, by the Parent, the Company, or any of their Subsidiaries) and (ii) Equity Interests of the Company for the common shares of the Parent); and (c) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire any Equity Interests of the Parent, the Company or any of their Subsidiaries now or hereafter outstanding.

“S&P” means Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business, or any successor.

“SEC” means the Securities and Exchange Commission of the United States, or any successor thereto.

“Secured Indebtedness” means, with respect to a Person as of any given date, the aggregate principal amount of all Indebtedness of such Person outstanding at such date that is secured in any manner by any Lien on any property and, in the case of the Parent and any of its Subsidiaries, shall include (without duplication) the Parent’s and its Subsidiaries’ Ownership Share of the Secured Indebtedness of any of its Consolidated Affiliates or Unconsolidated Affiliates.

“Secured Recourse Indebtedness” means, with respect to a Person, Indebtedness for borrowed money that is secured by a Lien and that is not Nonrecourse Indebtedness.

“Securities” or “Security” shall have the meaning specified in section 2(1) of the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“Senior Financial Officer” means the chief financial officer, principal accounting officer, treasurer or comptroller of the Parent or the Company (as applicable).

“Series A Notes” is defined in Section 1.

“Series B Notes” is defined in Section 1.

“Source” is defined in Section 6.2.

“Subsidiary” means, for any Person, any corporation, partnership, limited liability company or other entity of which at least a majority of the Equity Interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other individuals performing similar functions of such corporation, partnership, limited liability company or other entity (without regard to the occurrence of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person. Unless the context otherwise clearly requires, any reference to a “Subsidiary” is a reference to a Subsidiary of the Company or Parent.

“Substitute Purchaser” is defined in Section 21.

“Super-Majority Holders” means at any time on or after the Closing, the holders of at least 66-2/3% in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Company, Parent or any of its Affiliates).

“SVO” means the Securities Valuation Office of the NAIC or any successor to such Office.

“Tangible Net Worth” means, as of a given date, stockholders’ equity of the Parent and its Subsidiaries determined on a consolidated basis plus increases in accumulated depreciation and amortization accrued after June 30, 2013, minus (to the extent included when determining stockholders’ equity of the Parent and its Subsidiaries): (a) the amount of any write- up in the book value of any assets reflected in any balance sheet resulting from revaluation thereof or any write- up in excess of the cost of such assets acquired, and (b) the aggregate of all amounts appearing on the assets side of any such balance sheet for franchises, licenses, permits, patents, patent applications, copyrights, trademarks, service marks, trade names, goodwill, treasury stock, experimental or organizational expenses and other like assets which would be classified as intangible assets under GAAP (except for allocations of property purchase prices pursuant to Statement of Financial Accounting Standards number 141 and the like), all determined on a consolidated basis.

“Total Asset Value” means, at a given time, the sum (without duplication) of all of the following of the Parent and its Subsidiaries determined on a consolidated basis in accordance with GAAP applied on a consistent basis: (a) cash and Cash Equivalents (other than tenant deposits and other cash and Cash Equivalents the disposition of which is restricted in any way, provided that, Unrestricted 1031 Cash shall be included in the determination of Total Asset Value but only so long as such Unrestricted 1031 Cash is not, or if such Unrestricted 1031 Cash is owned by an Excel Guarantor, the Company’s direct or indirect ownership interest in such Excel Guarantor is not, subject to (i) any Lien other than Permitted Liens or (ii) any Negative Pledge); plus (b), the quotient of (i) for each Property owned by the Company or a Subsidiary for the four- fiscal quarters most recently ended, the Net Operating Income of such Property for the fiscal quarter most recently ended multiplied by 4, divided by (ii) the Capitalization Rate; plus (c) the purchase price paid by the Company or any Subsidiary (less any amounts paid to the Company or such Subsidiary as a purchase price adjustment, held in escrow, retained as a contingency reserve, or in connection with other similar arrangements) of Properties (other than

Development Properties) acquired during the four- fiscal quarter period most recently ended; plus (d) the GAAP book value of all Development Properties, Renovation Properties and Unimproved Land; plus (e) the GAAP book value of accounts receivable in an amount greater than 5% of the amount of Total Asset Value (calculated prior to any addition of accounts receivable thereto). The Company’s Ownership Share of assets held by Consolidated Affiliates and Unconsolidated Affiliates (excluding assets of the type described in the immediately preceding clause (a)) will be included in the calculation of Total Asset Value consistent with the above described treatment for wholly owned assets. Net Operating Income attributable to (x) Properties that were Development Properties or Renovation Properties at the end of such fiscal quarter and Properties that (1) were owned for fewer than the most recent consecutive four- fiscal quarters or (2) were no longer owned as of the end of such fiscal quarter, shall not be included in the calculation of Total Asset Value.

“Total Budgeted Cost” means, with respect to a Development Property, and at any time, the aggregate amount of all costs budgeted to be paid, incurred or otherwise expended or accrued by the Parent, the Company, another Subsidiary or an Unconsolidated Affiliate with respect to such Property to achieve an Occupancy Rate of 100%, including without limitation, all amounts budgeted with respect to all of the following: (a) acquisition of land, infrastructure costs and any related improvements; (b) a reasonable and appropriate reserve for construction interest; (c) a reasonable and appropriate operating deficit reserve; (d) tenant improvements; (e) leasing commissions and (f) other hard and soft costs associated with the development or redevelopment of such Property. With respect to any Property to be developed in more than one phase, the Total Budgeted Cost shall exclude budgeted costs (other than costs relating to acquisition of land and related improvements) to the extent relating to any phase for which (i) construction has not yet commenced and (ii) a binding construction contract has not been entered into by the Parent, the Company, any other Subsidiary or any Unconsolidated Affiliate, as the case may be.

“Total Liabilities” means, as of a given date, the aggregate principal amount of all Indebtedness of the Parent and its Subsidiaries and an amount equal to the Parent’s Ownership Share of the principal amount of all Indebtedness of all its Consolidated Affiliates and Unconsolidated Affiliates, determined on a consolidated basis.

“Triple- Net Lease” means a lease by a single tenant representing all or substantially all of the rentable area of a Property where the tenant is responsible for real estate taxes and assessments, repairs and maintenance, insurance, capital expenditures and other expenses relating to such Property.

“Unconsolidated Affiliate” means, with respect to any Person, any other Person in whom such Person holds an Investment, which Investment is accounted for in the financial statements of such Person on an equity basis of accounting and whose financial results would not be consolidated under GAAP with the financial results of such Person on the consolidated financial statements of such Person.

“Unencumbered Asset Certificate” means a report, certified by the chief financial officer of the Company in the manner provided for in Schedule 7.1(i), setting forth the calculations required to establish Unencumbered Asset Value as of a specified date, all in form and detail reasonably satisfactory to the Required Holders.

“Unencumbered Asset Value” means at a given time, the sum (without duplication) of all of the following of the Parent and its Subsidiaries determined on a consolidated basis in accordance with GAAP applied on a consistent basis: (a) cash and Cash Equivalents (other than tenant deposits and other cash and Cash Equivalents the disposition of which is restricted in any way, provided that, Unrestricted 1031 Cash shall be included in the determination of Unencumbered Asset Value but only so long as such Unrestricted 1031 Cash is not, or if such Unrestricted 1031 Cash is owned by an Excel Guarantor, the Company’s direct or indirect ownership interest in such Excel Guarantor is not, subject to (i) any Lien other than Permitted Liens or (ii) any Negative Pledge); plus (b) for Unencumbered Pool Properties that have been owned or leased during the entire four- fiscal quarter period most recently ended, the quotient of (i) Unencumbered NOI, divided by (ii) the Capitalization Rate; plus (c) the purchase price paid by the Company or any Subsidiary (less any amounts paid to the Company or such Subsidiary as a purchase price adjustment, held in escrow, retained as a contingency reserve, or in connection with other similar arrangements) for Unencumbered Pool Properties acquired during the four- fiscal quarter period most recently ended. Notwithstanding the above, (i) the amount of Unencumbered Asset Value attributable to Properties that are subject to a ground lease shall not exceed 10% of the Unencumbered Asset Value of all Properties and (ii) the amount of Unencumbered Asset Value attributable to a single Unencumbered Pool Property shall not exceed 30% of the Unencumbered Asset Value of all Properties.

“Unencumbered NOI” means, for any period the aggregate annualized Net Operating Income from the Unencumbered Pool Properties for the fiscal quarter most recently ended. If an Unencumbered Pool Property has been owned by the Company or a Subsidiary for one month, but not for a full fiscal quarter, the Net Operating Income from such Property for such period will be annualized in a manner acceptable to the Required Holders. If an Unencumbered Pool Property has been owned the Company or a Subsidiary for less than one month, the Net Operating Income from such Property shall be based on pro forma Net Operating Income calculated in a manner acceptable to the Required Holders.

“Unencumbered Pool Property” means a Property that is to be included in calculations of Unencumbered Asset Value pursuant to Section 23.1. A Property shall be excluded from determinations of the Unencumbered Asset Value and all Net Operating Income from such Property shall be excluded from calculations of Unencumbered NOI as provided in Section 23.2.

“Unimproved Land” means, as of any date, land on which no development (other than improvements that are not material and that are temporary in nature) has occurred and for which no development is scheduled in the 12 months following any such date.

“Unrestricted 1031 Cash” means the aggregate amount of cash of the Company and all Excel Guarantors that is held in escrow in connection with the completion of “like- kind” exchanges being effected in accordance with Section 1031 of the Code.

“Unsecured Indebtedness” means, with respect to a Person and for any period, Indebtedness that is not Secured Indebtedness; provided, however, that any Indebtedness that is secured only by a pledge of Equity Interests shall be deemed to be Unsecured Indebtedness.

“Unsecured Interest Expense” means, with respect to a Person and for any period, all Interest Expense attributable to Unsecured Indebtedness.

“USA PATRIOT Act” means United States Public Law 107-56, Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“U.S. Economic Sanctions” is defined in Section 5.16(a).

“Wells Fargo Credit Agreement” means the Amended and Restated Credit Agreement dated July 20, 2012, entered into by and between Parent, Company, Wells Fargo Securities, LLC and KeyBanc Capital Markets, Inc., as Joint Lead Arrangers and Joint Bookrunners, Wells Fargo Bank, National Association, as Administrative Agent, KeyBank National Association, as Syndication Agent, US Bank, National Association, PNC Bank, National Association and Union Bank, N.A., as Documentation Agents, and certain other lenders party thereto, including any renewals, extensions, amendments, supplements, restatements, replacements or refinancing thereof.

“Wholly-Owned Subsidiary” means any Subsidiary of a Person in respect of which all of the Equity Interests (other than, in the case of a corporation, directors’ qualifying shares) are at the time directly or indirectly owned or controlled by such Person or one or more other Subsidiaries of such Person or by such Person and one or more other Subsidiaries of such Person.

[FORM OF SERIES A NOTE]

EXCEL TRUST, L.P.

SENIOR SERIES A NOTE AT 4.40% DUE NOVEMBER 12, 2020

No. [ ]	November 12, 2013
$[ ]	PPN

FOR VALUE RECEIVED, the undersigned, EXCEL TRUST, L.P. (herein called the “Company”), a limited partnership organized and existing under the laws of the State of Delaware, hereby promises to pay to [                            ], or registered assigns, the principal sum of [                        ] Dollars (or so much thereof as shall not have been prepaid) on November 12, 2020 (the “Maturity Date”), with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 4.40% per annum from the date hereof, payable quarterly, on the twelfth day of February, May, August, and November in each year, commencing on February 12, 2014, and continuing on the Maturity Date, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, (x) on any overdue payment of interest and (y) during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the greater of (i) 2% per annum above the rate of interest stated in clause (a) above or (ii) 2% over the rate of interest publicly announced by Bank of America, N.A. in New York, New York as its “base” or “prime” rate, payable quarterly as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America in New York, New York at the principal office of Wells Fargo Bank, N.A. in such jurisdiction or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated as of November 12, 2013 (as from time to time amended, the “Note Purchase Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representation set forth in Section 6.2 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the

SCHEDULE 1A

(to Note Purchase Agreement)

person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

EXCEL TRUST, L.P.

By:	Excel Trust, Inc., its sole general partner

By
James Y. Nakagawa
Chief Financial Officer

[FORM OF SERIES B NOTE]

EXCEL TRUST, L.P.

$25,000,000.00 SENIOR SERIES B NOTES AT 5.19% DUE NOVEMBER 12, 2023

No. [ ]	November , 2013
$[ ]	PPN

FOR VALUE RECEIVED, the undersigned, EXCEL TRUST, L.P. (herein called the “Company”), a limited partnership organized and existing under the laws of the State of Delaware, hereby promises to pay to [                            ], or registered assigns, the principal sum of [                            ] Dollars (or so much thereof as shall not have been prepaid) on November 12, 2023 (the “Maturity Date”), with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 5.19% per annum from the date hereof, payable quarterly, on the twelfth day of February, May, August, and November in each year, commencing on February 12, 2014, and continuing on the Maturity Date, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, (x) on any overdue payment of interest and (y) during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the greater of (i) 2% per annum above the rate of interest stated in clause (a) above or (ii) 2% over the rate of interest publicly announced by Bank of America, N.A. in New York, New York as its “base” or “prime” rate, payable quarterly as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America in New York, New York at the principal office of Wells Fargo Bank, N.A. in such jurisdiction or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated as of November 12, 2013 (as from time to time amended, the “Note Purchase Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representation set forth in Section 6.2 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the

SCHEDULE 1B

(to Note Purchase Agreement)

person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

EXCEL TRUST, L.P.

By:	Excel Trust, Inc., its sole general partner

By
James Y. Nakagawa
Chief Financial Officer

FORM OF OPINION OF SPECIAL COUNSEL

TO THE COMPANY

Matters To Be Covered in

Opinion of Special Counsel to the Company

1. Each of the Company and its Subsidiaries being duly incorporated, validly existing and in good standing and having requisite corporate power and authority to issue and sell the Notes and to execute and deliver the documents.

2. Each of the Company and its Subsidiaries being duly qualified and in good standing as a foreign corporation in appropriate jurisdictions.

3. Due authorization and execution of the documents and such documents being legal, valid, binding and enforceable.

4. No conflicts with charter documents, laws or other agreements.

5. All consents required to issue and sell the Notes and to execute and deliver the documents having been obtained.

6. No litigation questioning validity of documents.

7. The Notes not requiring registration under the Securities Act of 1933, as amended; no need to qualify an indenture under the Trust Indenture Act of 1939, as amended.

8. No violation of Regulations T, U or X of the Federal Reserve Board.

9. Company not an “investment company”, or a company “controlled” by an “investment company”, under the Investment Company Act of 1940, as amended.

SCHEDULE 4.4(a)

(To Note Purchase Agreement)

FORM OF OPINION OF SPECIAL COUNSEL

TO THE PURCHASERS

MATTERS TO BE COVERED IN OPINION

1. Each of the Transaction Documents constitutes the legal, valid and binding obligation of each Credit Party which is a party thereto and is enforceable against such Credit Party in accordance with its respective terms.

2. Under the circumstances contemplated by the Agreement, the offer and delivery by the Company of the Notes to you today do not require registration under the Securities Act of 1933, as amended, and the Company is not required to qualify an indenture in respect of the Issuance of the Notes under the Trust Indenture Act of 1939, as amended.

3. Assuming that the Company applies the proceeds of the Notes as provided in the Agreement, the extension and obtaining of the credit represented by the proceeds of the Notes as provided in the Agreement will comply (or while the loan remains unsecured there is no need to comply) with the provisions of Regulations U and X of the Board of Governors of the Federal Reserve System.

4. Each of the Chosen-Law Provisions is enforceable in accordance with New York General Obligations Law section 5-1401, when applied by a New York state court or a United States court sitting in New York and applying New York choice of law principles except to the extent provided in Section 8-110 or Sections 9-301 through 9-307, inclusive, of the New York UCC.

SCHEDULE 4.4(b)

(To Note Purchase Agreement)

DISCLOSURE ITEMS

List of disclosure items delivered

Company presentation dated July 2013.

Rent rolls as of September 30, 2013 of properties owned by the Company’s subsidiaries.

Covenant compliance calculations related to the Amended and Restated Credit Agreement as of June 30, 2013 and September 30, 2013.

2013 property acquisition and sales summaries.

Schedule 5.3

(To Note Purchase Agreement)

Organization and Ownership of Shares of Subsidiaries; Affiliates; Directors and Senior Officers

Part I - Parent’s and Company’s Subsidiaries:

Name	Jurisdiction of Organization	Holder of Equity Interests and % Owned	Type of Equity Interests	Excluded Subsidiary
Excel Trust, L.P.	Delaware	100% Excel Trust, Inc. (as to the General Partnership Interests) 100% Directors and officers of Excel Trust Inc. (as to Limited Partnership Interests)	General Partnership Interests Limited Partnership Interests	No
Excel Centre Partners LLC	California	100% Excel Trust, L.P.	Membership Interests	Yes
Five Forks GS LLC	Delaware	100% Excel Trust, L.P.	Membership Interests	No
Excel Newport LLC	Delaware	100% Excel Trust, L.P.	Membership Interests	No
Excel Red Boulder LLC	Delaware	100% Excel Trust, L.P.	Membership Interests	Yes
Excel Milledgeville LLC	Delaware	100% Excel Trust, L.P.	Membership Interests	No
Excel St. Marys LLC	Delaware	100% Excel Trust, L.P.	Membership Interests	Yes
Excel Rockwall LLC	Delaware	100% Excel Trust, L.P.	Membership Interests	No
Excel Shippensburg LLC	Delaware	100% Excel Trust, L.P.	Membership Interests	Yes
Excel Hulen LLC	Delaware	100% Excel Trust, L.P.	Membership Interests	Yes
Excel Anthem LLC	Delaware	100% Excel Trust, L.P.	Membership Interests	No
Excel Brandywine LLC	Delaware	100% Excel Trust, L.P.	Membership Interests	No
Excel Dothan LLC	Delaware	100% Excel Trust, L.P.	Membership Interests	Yes

Schedule 5.4 – Page 1

Excel East Chase LLC	Delaware	100% Excel Trust, L.P.	Membership Interests	No
Excel Foxwood LLC	Delaware	100% Excel Trust, L.P.	Membership Interests	No
Excel Gilroy LLC	Delaware	100% Excel Trust, L.P.	Membership Interests	No
Excel La Costa LLC	Delaware	100% Excel Trust, L.P.	Membership Interests	Yes
Excel Lake Pleasant LLC	Delaware	100% Excel Trust, L.P.	Membership Interests	Yes
Excel Promenade LLC	Delaware	100% Excel Trust, L.P.	Membership Interests	No
Excel Promenade Office LLC	Delaware	100% Excel Trust, L.P.	Membership Interests	No
Excel Rosewick LLC	Delaware	100% Excel Trust, L.P.	Membership Interests	No
Excel San Marcos LLC	Delaware	100% Excel Trust, L.P.	Membership Interests	Yes
Excel Spring Hill LLC	Delaware	100% Excel Trust, L.P.	Membership Interests	No
Excel Stockton LLC	Delaware	100% Excel Trust, L.P.	Membership Interests	Yes
Excel Vestavia LLC	Delaware	100% Excel Trust, L.P.	Membership Interests	No
Excel Lake Burden LLC	Delaware	100% Excel Trust, L.P.	Membership Interests	No
Excel Maguire I LLC	Delaware	100% Excel Trust, L.P.	Membership Interests	No
Excel Maguire II LLC	Delaware	100% Excel Trust, L.P.	Membership Interests	No
Excel Odessa LLC	Delaware	100% Excel Trust, L.P.	Membership Interests	No
Excel Pavilion Crossing LLC	Delaware	100% Excel Trust, L.P.	Membership Interests	No
Excel Bay Hill LLC	Delaware	100% Excel Trust, L.P.	Membership Interests	Yes
Excel Dellagio LLC	Delaware	100% Excel Trust, L.P.	Membership Interests	No

Schedule 5.4 – Page 2

Excel WBV III, LLC	Delaware	100% Excel Trust, L.P.	Membership Interests	Yes
Excel WBV V, LLC	Delaware	100% Excel Trust, L.P.	Membership Interests	No
Excel Tracy Pavilion, LLC	Delaware	100% Excel Trust, L.P.	Membership Interests	No
Excel Fitness LLC	Delaware	100% Excel Trust, L.P.	Membership Interests	No
Excel Sears Promenade, LLC	Delaware	100% Excel Trust, L.P.	Membership Interests	Yes
Excel League City LLC	Delaware	100% Excel Trust, L.P.	Membership Interests	No
Excel Manteca LLC	Delaware	100% Excel Trust, L.P.	Membership Interests	No
Excel GIV La Costa, LLC	Delaware	20% Excel La Costa, LLC	Membership Interests	Yes
Excel GIV La Costa Owner, LLC	Delaware	100% Excel GIV La Costa, LLC.	Membership Interests	Yes
Excel TRS, Inc.	Delaware	100% Excel Trust, L.P.	Common Stock	Yes

Part II - Parent’s and Company’s Affiliates, other than Subsidiaries:

Excel Realty Holdings, LLC

Part III - Parent’s and Company’s Directors and Senior Officers:

Officers:

Gary B. Sabin - Chairman and Chief Executive Officer

Spencer G. Plumb - President and Chief Operating Officer

James Y. Nakagawa – Chief Financial Officer and Treasurer

Mark T. Burton - Chief Investment Officer and Senior Vice President of Acquisitions

Matthew S. Romney - Senior Vice President of Capital Markets

Eric Ottesen, General Counsel, Senior Vice President and Secretary

Directors:

Gary B. Sabin

Spencer G. Plumb

Mark T. Burton

Bruce G. Blakley

Burland B. East III

Robert E. Parsons, Jr.

Warren R. Staley

Schedule 5.4 – Page 3

SCHEDULE 5.5

List of Most Recent Financial Statements

•	Quarterly Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 for the quarterly period ended September 30, 2013 for Excel Trust, Inc. and Excel Trust, L.P.

•	Annual Report Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934 for the fiscal year ended December 31, 2012 for Excel Trust, Inc.

•	Annual Report Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934 for the fiscal year ended December 31, 2011 for Excel Trust, Inc.

Schedule 5.5 – Page 1

SCHEDULE 5.15

Outstanding Indebtedness of Parent, Company and the Subsidiaries

as of June 30, 2013

1.	Park West Place. Loan in the outstanding principal amount of $55,800,000 pursuant to that certain Loan Agreement, dated as of December 7, 2010, by and between Wells Fargo Bank National Association and Excel Stockton LLC. Secured by Park West Place (Stockton, California).

2.	Edwards Theatres, San Marcos. Loan in the outstanding principal amount of $11,605,000 pursuant to that certain Loan Assumption Agreement by and between Gibraltar San Marcos S LLC, Gibraltar FRSM LLC and UBS Real Estate Investments Inc., as assumed by Excel San Marcos LLC on March 11, 2011. Secured by Edwards Theaters (San Marcos, California).

3.	Red Rock Commons. Loan in the outstanding principal amount of $18,000,000 pursuant to that certain Construction Loan Agreement by and between Red Boulder LLC and US Bank National Association dated March 23, 2011. Secured by Red Rock Commons Shopping Center (St. George, Utah).

4.	Excel Centre. Loan in the outstanding principal amount of $12,084,000 pursuant to that certain Consent and Reaffirmation Agreement, dated May 4, 2010, by and between Bank of America, N.A. and Excel Centre Partners LLC. Secured by Excel Centre office building (San Diego, California).

5.	Merchant Central. Loan in the outstanding principal amount of $4,395,000 pursuant to that certain Loan Agreement, dated June 30, 2010, by and between Milledgeville Fiddling Company LLC and Wells Fargo Bank, National Association, as assumed by Excel Milledgeville LLC. Secured by Merchant Central (Milledgeville, Georgia).

6.	Gilroy Crossing. Loan in the outstanding principal amount of $46,037,000 pursuant to that certain Loan Assumption Agreement by and between Gilroy Crossings Center LLC and Wachovia Bank National Association, as assumed by Excel Gilroy LLC on April 5, 2011. Secured by Gilroy Crossing (Gilroy, California).

7.	The Promenade. Loan in the outstanding principal amount of $48,396,000 pursuant to that certain Loan Assumption Agreement by and between Pacific Promenade LLC and Wells Fargo Bank, National Association, as assumed by Excel Promenade LLC on July 11, 2011. Secured by The Promenade (Scottsdale, Arizona).

8.	5000 South Hulen. Loan in the outstanding principal amount of $13,481,000 pursuant to that certain Loan Assumption Agreement by and between Corrigan Hulen Joint Venture and Metropolitan Life Insurance Company, as assumed by Excel Hulen LLC on May 12, 2010. Secured by 5000 South Hulen (Ft. Worth, Texas).

Schedule 5.15 – Page 1

9.	Lake Pleasant Pavilion. Loan in the outstanding principal amount of $27,933,000 pursuant to that certain Loan Assumption Agreement by and between Lake Pleasant Pavilion I LLC and Bank of America National Association, as assumed by Excel Lake Pleasant LLC on May 16, 2012. Secured by Lake Pleasant Pavilion (Peoria, Arizona).

10.	Rite Aid, Vestavia. Loan in the outstanding principal amount of $1,058,000 pursuant to that certain Loan Assumption Agreement by and between Senior Health Insurance Company of Pennsylvania and Vestavia Outparcel Holdings, LLC on March 22, 2011. Secured by Rite Aid #07379-02 (Vestavia Hills, Alabama).

11.	Sears Promenade. Loan in the outstanding principal amount of $9,500,000 pursuant to that certain Loan Assumption Agreement by and between SL-RH Arizona LLC and CTL Lending Group LLC, as assumed by Excel Sears Promenade LLC on August 27, 2013. Secured by Sears at Promenade Shopping Center (Scottsdale, Arizona.

12.	West Broad Village. Loan in the outstanding principal amount of $39,700,000 pursuant to that certain Multi-Family Loan and Security Agreement by and between Excel WBV III and Keycorp Real Estate Capital Markets Inc. on April 19, 2013. Secured by West Broad Village (Richmond, Virginia).

13.	Lowe’s, Shippensburg. Loan in the outstanding principal amount of $13,248,000 pursuant to that certain Assumption Agreement by and between Shippensburg Development LLC and Modern Woodmen of America, Inc., as assumed by Excel Shippensburg LLC on June 11, 2010. Secured by Lowes (Shippensburg, Pennsylvania).

14.	Northside Mall. Loan in the outstanding principal amount of $12,000,000 pursuant to Revenue Bonds, Series 2010, issued by the Dothan Downtown Redevelopment Authority in connection with a Bond Purchase Agreement dated November 15, 2012, by and between The Dothan Downtown Development Authority and Excel Dothan LLC. Secured by a letter of credit on the Northside Mall (Dothan, Alabama).

15.

Wells Fargo Credit Facility. Loans in the outstanding principal amount of $208,500,000 plus obligations under a letter of credit facility in the amount of $12,100,000 pursuant to that certain Amended and Restated Credit Agreement, dated as of July 20, 2012 (the “Amended Wells Fargo Credit Agreement”), by and among the Company, the Parent, WELLS FARGO SECURITIES, LLC and KEYBANC CAPITAL MARKETS, INC. as Joint Lead Arrangers (each a “Joint Lead Arranger”) and Joint Bookrunners (each a “Joint Bookrunner”), each of the financial institutions initially a signatory thereto together with their successors and assignees under Section 13.6. (the “Lenders”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”), KEYBANK NATIONAL ASSOCIATION, as Syndication Agent (the “Syndication Agent”) and US BANK, NATIONAL ASSOCIATION, PNC BANK, NATIONAL ASSOCIATION and UNION BANK, N.A., as Documentation Agents (the “Documentation Agents”), as amended by that certain First Amendment to Amended and Restated Credit Agreement,

Schedule 5.15 – Page 2

dated as of October 8, 2013 (the “Wells Fargo First Amendment”), by and among the Company, the Parent, each of the Lenders party thereto and the Administrative Agent, as further amended by that certain Second Amendment to Amended and Restated Credit Agreement, dated as of November 8, 2013 (the “Wells Fargo Second Amendment”), by and among the Company, the Parent, each of the Lenders party thereto and the Administrative Agent, as further amended by that certain Third Amendment to Amended and Restated Credit Agreement, dated as of November 12, 2013 (the “Wells Fargo Third Amendment”), by and among the Company, the Parent, each of the Lenders party thereto and the Administrative Agent (collectively, the “Wells Fargo Credit Agreement”).

Schedule 5.15 – Page 3

SCHEDULE 5.23

Material Contracts

1.	The Wells Fargo Credit Agreement.

2.	Second Amended and Restated Agreement of Limited Partnership of Excel Trust, L.P.

Schedule 5.23 – Page 1

FORM OF UNENCUMBERED ASSET CERTIFICATE

Reference is made to the Note Purchase Agreement dated as of November 12, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”), by and among Excel Trust, L.P. (the “Company”), Excel Trust, Inc. (the “Parent”), the financial institutions party thereto and their successors and assignees thereof (the “Purchasers”), and the other parties thereto. Capitalized terms used herein, and not otherwise defined herein, have their respective meanings given to them in the Agreement.

Pursuant to Section 23.1.(b), 23.2, and 7.1(i) of the Agreement, the undersigned in his/her capacity as the Chief Financial Officer of the Company (and not in his/her individual capacity) hereby certifies to the Purchasers that:

1. With respect to each of the Properties listed on Schedule 1 attached hereto, that either:

(a)(i) such Property is fully developed as a retail, office, mixed- use or multifamily property; (ii) such Property is owned in fee simple, or leased under a Ground Lease, by the Company and/or an Excel Guarantor; (iii) neither such Property, nor if such Property is owned by a Subsidiary, any of the Company’s direct or indirect ownership interest in such Subsidiary, is subject to (x) any Lien other than Permitted Liens or (y) any Negative Pledge; (iv) regardless of whether such Property is owned by the Company or a Subsidiary, the Company has the right directly, or indirectly through a Subsidiary, to take the following actions without the need to obtain the consent of any Person: (A) to create Liens on such Property as security for Indebtedness of the Parent, the Company or such Subsidiary, as applicable; and (B) to sell, transfer or otherwise dispose of such Property; (v) such Property is free of all structural defects or major architectural deficiencies, title defects, environmental conditions or other adverse matters except for defects, deficiencies, conditions or other matters which are not individually or collectively material to the profitable operation of such Property;

(b) the Purchasers have approved the inclusion of such Property as an Unencumbered Pool Property pursuant to Section 23.1.(c) of the Agreement even though such Property did not include all of the requirements set forth in the immediately preceding clause (a) and such Property continues to satisfy all those remaining requirements that were satisfied by such Property at the time of such approval by Purchasers.

2. Schedule 1 attached hereto accurately and completely sets forth, in reasonable detail, the calculations required to establish Unencumbered Asset Value as of             , 20    .

3. Schedule 2 attached hereto sets forth a description of all Properties which have ceased to be included as an Unencumbered Pool Property since the previous Unencumbered Asset Certificate most recently delivered to the Purchasers.

4. As of the date hereof (a) no Default or Event of Default exists; and (b) the representations and warranties made or deemed made by the Parent, the Company and each other party in the Agreement and the Excel Guaranty and Excel Indemnity and Contribution Agreement, are true

SCHEDULE 7.1(i)

(To Note Purchase Agreement)

and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty is true and correct in all respects) on and as of the date hereof with the same force and effect as if made on and as of such date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Agreement, the Excel Guaranty and Excel Indemnity and Contribution Agreement.

IN WITNESS WHEREOF, the undersigned has signed this Unencumbered Asset Certificate on and as of             , 20    .

Name:

Title: Chief Financial Officer

SCHEDULE 7.1(i)

(To Note Purchase Agreement)

(124)

TRANSACTIONS WITH AFFILIATES

[to be provided by Company]

Many of the employees of Excel Realty Holdings, LLC (“ERH”) became employees of the Company subsequent to the Company’s initial public offering. ERH reimburses the Company for estimated time the Company employees spend on ERH related matters. In the three months ended September 30, 2013 and 2012, approximately $82,000 and $88,000, respectively, and in the nine months ended September 30, 2013 and 2012, approximately $230,000 and $236,000, respectively, was reimbursed to the Company from ERH and included in other income in the condensed consolidated statements of operations.

SCHEDULE 10.1

(To Note Purchase Agreement)

UNENCUMBERED POOL PROPERTIES AS OF THE DATE OF THE AGREEMENT

[to be provided by Company]

SCHEDULE 23.1

(To Note Purchase Agreement)

SCHEDULE B

EXCEL TRUST, L.P., A DELAWARE LIMITED PARTNERSHIP

INFORMATION RELATING TO PURCHASERS

PURCHASER SCHEDULE

Series A Notes at 4.40%

		Aggregate Principal Amount of Notes to be Purchased	Note Denomination(s)
	PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY	$11,145,000	$ $	8,005,000 3,140,000
(1)	All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to: JP Morgan Chase Bank New York, NY ABA No. 021000021

	Account Name: PRIAC Account No. P86329 (please do not include spaces) in the case of payments on account of the Note originally issued in the principal amount of $8,005,000

	Account Name: PRIAC - SA - Principal Preservation - Privates Account No. P86345 (please do not include spaces) in the case of payments on account of the Note originally issued in the principal amount of $3,140,000

Schedule B - 4.40%

Each such wire transfer shall set forth the name of the Company, a reference to “4.40% Senior Notes due November 12, 2020, Security No. INV , PPN ” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

(2)

Address for all notices relating to payments:

Prudential Retirement Insurance and Annuity Company

c/o Prudential Investment Management, Inc.

Private Placement Trade Management

PRIAC Administration

Gateway Center Four, 7th Floor

100 Mulberry Street

Newark, NJ 07102

Telephone: (973) 802-8107

Facsimile: (888) 889-3832

(3)

Address for all other communications and notices:

Prudential Retirement Insurance and Annuity Company

c/o Prudential Capital Group

2029 Century Park East,

Suite 710

Los Angeles, CA 90067

Attention: Managing Director

(4)

Address for Delivery of Notes:

Send physical security by nationwide overnight delivery service to:

Prudential Capital Group

4 Embarcadero Center,

Suite 2700

San Francisco, CA 94111

Attention: Jim Evert

Telephone: (415) 291-5055

Schedule B - 4.40%

(5)	Tax Identification No.: 06-1050034

Schedule B - 4.40%

		Aggregate Principal Amount of Notes to be Purchased	Note Denomination(s)
	THE PRUDENTIAL INSURANCE COMPANY OF AMERICA	$35,455,000	$ $	26,355,000 9,100,000

(1)	All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

	JP Morgan Chase Bank New York, NY ABA No. 021-000-021

	Account Name: Prudential Managed Portfolio Account No.: P86188 (please do not include spaces) (in the case of payments on account of the Note originally issued in the principal amount of $26,355,000)

Account Name: The Prudential - Privest Portfolio

Account No.: P86189 (please do not include spaces)

(in the case of payments on account of the Note originally issued in the principal amount of $9,100,000)

	Each such wire transfer shall set forth the name of the Company, a reference to “4.40% Senior Notes due November 12, 2020, Security No. INV , PPN ” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

(2)

Address for all notices relating to payments:

The Prudential Insurance Company of America

c/o Investment Operations Group

Gateway Center Two, 10th Floor

100 Mulberry Street

Newark, NJ 07102-4077

Attention: Manager, Billings and Collections

Schedule B - 4.40%

(3)

Address for all other communications and notices:

The Prudential Insurance Company of America

c/o Prudential Capital Group

2029 Century Park East, Suite 710

Los Angeles, CA 90067

Attention: Managing Director

(4)	Recipient of telephonic prepayment notices: Manager, Trade Management Group Telephone: (973) 367-3141 Facsimile: (888) 889-3832

(5)

Address for Delivery of Notes:

Send physical security by nationwide overnight delivery service to:

Prudential Capital Group

4 Embarcadero Center, Suite 2700

San Francisco, CA 94111

Attention: Jim Evert

Telephone: (415) 291-5055

(6)	Tax Identification No.: 22-1211670

Schedule B - 4.40%

		Aggregate Principal Amount of Notes to be Purchased	Note Denomination(s)
	UNITED OF OMAHA LIFE INSURANCE COMPANY	$9,100,000	$9,100,000

(1)	All principal, interest and Make-Whole Amount payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank

ABA No. 021-000-021

Private Income Processing

For Credit to account: 900-9000200

For further credit to Account Name: United of Omaha Life Insurance Company

For further credit to Account Number: G09588

	Each such wire transfer shall set forth the name of the Company, a reference to “4.40% Senior Notes due November 12, 2020, Security No. INV , PPN ” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

Schedule B - 4.40%

(2)

All payments, other than principal, interest or Make-Whole Amount, on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank

ABA No. 021-000-021

Account No. G09588

Account Name: United of Omaha Life Insurance Co.

Each such wire transfer shall set forth the name of the Company, a reference to “4.40% Senior Notes due November 12, 2020, Security No. INV             , PPN             ” and the due date and application (e.g. describe the type of fee) of the payment being made.

(3)	Address for all notices relating to payments: JPMorgan Chase Bank 14201 Dallas Parkway - 13th Floor Dallas, TX 75254-2917 Attn: Income Processing - G. Ruiz a/c: G09588

(4)

Address for all other communications and notices:

Prudential Private Placement Investors, L.P.

c/o Prudential Capital Group

2029 Century Park East, Suite 710

Los Angeles, CA 90067

Attention: Managing Director

Schedule B - 4.40%

(5)

Address for Delivery of Notes:

(a)    Send physical security by nationwide overnight delivery service to:

JPMorgan Chase Bank

4 Chase Metrotech Center, 3rd Floor

Brooklyn, NY 11245-0001

Attention: Physical Receive Department

Please include in the cover letter accompanying the Notes a reference to the Purchaser’s account number (United of Omaha Life Insurance Company; Account Number: G09588).

(b)    Send copy by nationwide overnight delivery service to:

Prudential Capital Group

Gateway Center 2, 10th Floor

100 Mulberry

Newark, NJ 07102

Attention: Trade Management, Manager

Telephone: (973) 367-3141

(6)	Tax Identification No.: 47-0322111

Schedule B - 4.40%

		Aggregate Principal Amount of Notes to be Purchased	Note Denomination(s)
	FARMERS INSURANCE EXCHANGE	$8,225,000	$8,225,000

(1)

All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank

ABA: 021000021

Beneficiary Account No: 9009000200

Beneficiary Account Name: JPMorgan Income

Ultimate Beneficiary: P13939 Farmers Insurance Exchange

	Each such wire transfer shall set forth the name of the Company, a reference to “4.40% Senior Notes due November 12, 2020, Security No. INV , PPN ” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

(2)	Address for all notices relating to payments: Farmers 4680 Wilshire Blvd. Los Angeles, CA 90010 Attention: Treasury Treasury: Treasury Manager 323-932-3450 usw.treasury.farmers@farmersinsurance.com

Schedule B - 4.40%

(3)

Address for all other communications and notices:

Prudential Private Placement Investors, L.P.

c/o Prudential Capital Group

2029 Century Park East, Suite 710

Los Angeles, CA 90067

Attention: Managing Director

Schedule B - 4.40%

(4)

Address for Delivery of Notes:

(a)    Send physical security by nationwide overnight delivery service to:

Mailing Address (for overnight mail)

JPMorgan Chase Bank, N.A.

Physical Receive Department

4 Chase Metrotech Center

3rd Floor

Brooklyn, NY 11245-0001

Attention: Brian Cavanaugh, Tel. 718-242-0264

Street Deliveries (via messenger or walk up)

JPMorgan Chase Bank, N.A.

4 Chase Metrotech Center

1st Floor, Window 5

Brooklyn, NY 11245-0001

Attention: Physical Receive Department

(Use Willoughby Street Entrance)

Please include in the cover letter accompanying the Notes a reference to the Purchaser’s account number (“P13939 - Farmers Insurance Exchange”) and CUSIP information.

(b)    Send copy by nationwide overnight delivery service to:

Prudential Capital Group

Gateway Center 2, 10th Floor

100 Mulberry

Newark, NJ 07102

Attention: Trade Management, Manager

Telephone: (973) 367-3141

(5)	Tax Identification No.: 95-2575893

Schedule B - 4.40%

		Aggregate Principal Amount of Notes to be Purchased	Note Denomination(s)
	MID CENTURY INSURANCE COMPANY	$3,525,000	$3,525,000

(1)

All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank

ABA: 021000021

Beneficiary Account No: 9009000200

Beneficiary Account Name: JPMorgan Income

Ultimate Beneficiary: G23628 Mid Century Insurance Company

	Each such wire transfer shall set forth the name of the Company, a reference to “4.40% Senior Notes due November 12, 2020, Security No. INV , PPN ” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

(2)	Address for all notices relating to payments: Farmers 4680 Wilshire Blvd. Los Angeles, CA 90010 Attention: Treasury Treasury: Treasury Manager 323-932-3450 usw.treasury.farmers@farmersinsurance.com

Schedule B - 4.40%

(3)

Address for all other communications and notices:

Prudential Private Placement Investors, L.P.

c/o Prudential Capital Group

2029 Century Park East, Suite 710

Los Angeles, CA 90067

Attention: Managing Director

Schedule B - 4.40%

(4)

Address for Delivery of Notes:

(a)    Send physical security by nationwide overnight delivery service to:

Mailing Address (for overnight mail)

JPMorgan Chase Bank, N.A.

Physical Receive Department

4 Chase Metrotech Center

3rd Floor

Brooklyn, NY 11245-0001

Attention: Brian Cavanaugh, Tel. 718-242-0264

Street Deliveries (via messenger or walk up)

JPMorgan Chase Bank, N.A.

4 Chase Metrotech Center

1st Floor, Window 5

Brooklyn, NY 11245-0001

Attention: Physical Receive Department

(Use Willoughby Street Entrance)

Please include in the cover letter accompanying the Notes a reference to the Purchaser’s account number (“G23628 - Mid Century Insurance Company”) and CUSIP information.

(b)    Send copy by nationwide overnight delivery service to:

Prudential Capital Group

Gateway Center 2, 10th Floor

100 Mulberry

Newark, NJ 07102

Attention: Trade Management, Manager

Telephone: (973) 367-3141

(5)	Tax Identification No.: 95-6016640

Schedule B - 4.40%

		Aggregate Principal Amount of Notes to be Purchased	Note Denomination(s)
	FARMERS NEW WORLD LIFE INSURANCE COMPANY	$4,550,000	$4,550,000

(1)

All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank

New York, NY

ABA No.: 021000021

Account No.: 9009000200

Account Name: SSG Private Income Processing

For further credit to Account P58834 Farmers NWL

	Each such wire transfer shall set forth the name of the Company, a reference to “4.40% Senior Notes due November 12, 2020, Security No. INV , PPN ” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

Schedule B - 4.40%

(2)

All notices of payments and written confirmations of such wire transfers:

investment.accounting@farmersinsurance.com

or

Farmers Insurance Company

Attention: Investment Accounting Team

4680 Wilshire Blvd., 4th Floor

Los Angeles, CA 90010

and

investments.operations@farmersinsurance.com

or

Farmers New World Life Insurance Company

Attention: Investment Operations Team

3003 77th Avenue Southeast, 5th Floor

Mercer Island, WA 98040-2837

(3)

Address for all other communications and notices:

Prudential Private Placement Investors, L.P.

c/o Prudential Capital Group

2029 Century Park East, Suite 710

Los Angeles, CA 90067

Attention: Managing Director

Schedule B - 4.40%

(4)

Address for Delivery of Notes:

(a)    Send physical security to:

If sending by overnight delivery:

JPMorgan Chase Bank, N.A.

4 Chase Metrotech Center, 3rd Floor

Brooklyn, NY 11245-0001

Attention: Physical Receive Department

Brian Cavanaugh

Telephone: (718) 242-0264

If sending by messenger:

JPMorgan Chase Bank, N.A.

4 Chase Metrotech Center

1st Floor, Window 5

Brooklyn, NY 11245-0001

Attention: Physical Receive Department

(Use Willoughby Street Entrance)

Please include in the cover letter accompanying the Notes a reference to the Purchaser’s account number (“P58834 - Farmers New World Life Private Placement”) and CUSIP information.

(b)    Send copy by nationwide overnight delivery service to:

Prudential Capital Group

Gateway Center 2, 10th Floor

100 Mulberry

Newark, NJ 07102

Attention: Trade Management, Manager

Telephone: (973) 367-3141

(5)	Tax Identification No.: 91-0335750

Schedule B - 4.40%

		Aggregate Principal Amount of Notes to be Purchased	Note Denomination(s)
	PHYSICIANS MUTUAL INSURANCE COMPANY	$3,000,000	$3,000,000
	Notes/Certificates to be registered in the name of: How & Co. [Issued in name of nominee]

(1)

All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

The Northern Trust Company

Chicago, IL

ABA No.: 071000152

Account Name: Physicians Mutual Insurance Company Account No.: 26-27099

	Each such wire transfer shall set forth the name of the Company, a reference to “4.40% Senior Notes due November 12, 2020, Security No. INV , PPN ” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

(2)	All notices of payments and written confirmations of such wire transfers: Physicians Mutual Insurance Company 2600 Dodge Street Omaha, NE 68131 Attention: Steve Scanlan Facsimile: (402) 633-1096

Schedule B - 4.40%

(3)

Address for all other communications and notices:

Prudential Private Placement Investors, L.P.

c/o Prudential Capital Group

2029 Century Park East, Suite 710

Los Angeles, CA 90067

Attention: Managing Director

(4)

Address for Delivery of Notes:

(a)    Send physical security by nationwide overnight delivery service to:

Northern Trust Co

Trade Securities Processing

801 South Canal Street

C1N

Chicago, IL 60607

Please include in the cover letter accompanying the Notes a reference to the Purchaser’s account number (Physicians Mutual Insurance Company-Prudential; Account Number: 26-27099).

(b)    Send copy by nationwide overnight delivery service to:

Prudential Capital Group

Gateway Center 2, 10th Floor

100 Mulberry

Newark, NJ 07102

Attention: Trade Management, Manager

Telephone: (973) 367-3141

(5)	Tax Identification No.: 47-0270450

Schedule B - 4.40%

PURCHASER SCHEDULE

Series B Notes at 5.19%

		Aggregate Principal Amount of Notes to be Purchased	Note Denomination(s)

	THE PRUDENTIAL INSURANCE COMPANY OF AMERICA	$7,200,000	$7,200,000

(1)

All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank

New York, NY

ABA No.: 021-000-021

Account Name: Prudential Managed Portfolio

Account No.: P86188 (please do not include spaces)

	Each such wire transfer shall set forth the name of the Company, a reference to “5.19% Senior Notes due November 12, 2023, Security No. INV , PPN ” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

(2)

Address for all notices relating to payments:

The Prudential Insurance Company of America

c/o Investment Operations Group

Gateway Center Two, 10th Floor

100 Mulberry Street

Newark, NJ 07102-4077

Attention: Manager, Billings and Collections

(3)	Address for all other communications and notices: The Prudential Insurance Company of America c/o Prudential Capital Group 2029 Century Park East, Suite 710 Los Angeles, CA 90067

Schedule B - 5.19%

Attention: Managing Director

(4)	Recipient of telephonic prepayment notices: Manager, Trade Management Group Telephone: (973) 367-3141 Facsimile: (888) 889-3832

(5)

Address for Delivery of Notes:

Send physical security by nationwide overnight delivery service to:

Prudential Capital Group

4 Embarcadero Center,

Suite 2700

San Francisco, CA 94111

Attention: Jim Evert

Telephone: 415-291-5055

(6)	Tax Identification No.: 22-1211670

Schedule B - 5.19%

		Aggregate Principal Amount of Notes to be Purchased	Note Denomination(s)

	PRUCO LIFE INSURANCE COMPANY	$5,300,000	$5,300,000

(1)

All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank

New York, NY

ABA No.: 021-000-021

Account Name: Pruco Life Private Placement

Account No.: P86192 (please do not include spaces)

	Each such wire transfer shall set forth the name of the Company, a reference to “5.19% Senior Notes due November 12, 2023, Security No. INV , PPN ” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

(2)

Address for all notices relating to payments:

Pruco Life Insurance Company

c/o The Prudential Insurance Company of America

c/o Investment Operations Group

Gateway Center Two, 10th Floor

100 Mulberry Street

Newark, NJ 07102-4077

Attention: Manager, Billings and Collections

(3)	Address for all other communications and notices: Pruco Life Insurance Company c/o Prudential Capital Group 2029 Century Park East, Suite 710 Los Angeles, CA 90067 Attention: Managing Director

Schedule B - 5.19%

(4)	Recipient of telephonic prepayment notices: Manager, Trade Management Group Telephone: (973) 367-3141 Facsimile: (888) 889-3832

(5)

Address for Delivery of Notes:

Send physical security by nationwide overnight delivery service to:

Prudential Capital Group

4 Embarcadero Center,

Suite 2700

San Francisco, CA 94111

Attention: Jim Evert

Telephone: 415-291-5055

(6)	Tax Identification No.: 22-1944557

Schedule B - 5.19%

		Aggregate Principal Amount of Notes to be Purchased	Note Denomination(s)
	THE PENN INSURANCE AND ANNUITY COMPANY	$3,300,000	$3,300,000

Notes/Certificates to be registered in the name of: Chimeline and Company

(1)	All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

Boston Federal Reserve Bank ABA No: 011-000-028 State St BOS/SPEC/1WPD DDA Account No.: 00034645

Each such wire transfer shall set forth the name of the Company, a reference to “5.19% Senior Notes due November 12, 2023, Security No. INV , PPN ” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

(2)	All notices of payments and written confirmations of such wire transfers:

The Penn Insurance and Annuity Company 600 Dresher Road, C1A Horsham, PA 19044 Attention: Tracy Vasger with a copy to: State Street Bank P.O. Box 5756 Boston, MA 02206 Attention: Daniel McGreal

Schedule B - 5.19%

(3)	Address for all other communications and notices:

Prudential Private Placement Investors, L.P. c/o Prudential Capital Group 2029 Century Park East, Suite 710 Los Angeles, CA 90067 Attention: Managing Director

(4)	Address for Delivery of Notes:

(a)    Send physical security by nationwide overnight delivery

service to:

DTCC/Newport Office Center

570 Washington Blvd.

Jersey City, NJ 07310

Attention: 5th Floor / NY Window / Robert Mendez

Please include in the cover letter accompanying

the Notes a reference to the Purchaser’s account number

(FBO: State Street Bank & Trust

Account 1WPD; The Penn Insurance and

Annuity Company).

(b)    Send copy by nationwide overnight delivery service to:

Prudential Capital Group

Gateway Center 2, 10th Floor

100 Mulberry

Newark, NJ 07102

Attention: Trade Management, Manager

Telephone: (973) 367-3141

(5)	Tax Identification No.: 23-2142731

Schedule B - 5.19%

		Aggregate Principal Amount of Notes to be Purchased	Note Denomination(s)
	MTL INSURANCE COMPANY	$3,000,000	$3,000,000

(1)

All payments on account of Notes held by such

purchaser shall be made by wire transfer of

immediately available funds for credit to:

The Northern Trust Company

ABA #071000152

Credit Wire Account # 5186061000

FFC: 26-32065/MTL Insurance Company –

Prudential

Each such wire transfer shall set forth the name of

the Company, a reference to “5.19% Senior Notes

due November 12, 2023, Security No. INV        ,

PPN        ” and the due date and application (as

among principal, interest and Make-Whole Amount)

of the payment being made.

(2)	All notices of payments and written confirmations of such wire transfers: MTL Insurance Company 1200 Jorie Blvd. Oak Brook, IL 60522-9060 Attention: Margaret Culkeen

(3)

Address for all other communications and notices:

Prudential Private Placement Investors, L.P.

c/o Prudential Capital Group

2029 Century Park East, Suite 710

Los Angeles, CA 90067

Attention: Managing Director

(4)	Address for Delivery of Notes: (a) Send physical security by nationwide overnight delivery service to:

Schedule B - 5.19%

Northern Trust Co

Trade Securities Processing

801 South Canal Street

C1N

Chicago, IL 60607

Please include in the cover letter

accompanying the Notes a reference to the

Purchaser’s account number (MTL Insurance

Company-Prudential; Account Number: 26-32065).

(b)    Send copy by nationwide overnight delivery service to:

Prudential Capital Group

Gateway Center 2, 10th Floor

100 Mulberry

Newark, NJ 07102

Attention: Trade Management, Manager

Telephone: (973) 367-3141

(5)	Tax Identification No.: 36-1516780

Schedule B - 5.19%

		Aggregate Principal Amount of Notes to be Purchased	Note Denomination(s)

	LIBERTY NATIONAL LIFE INSURANCE COMPANY	$6,200,000	$6,200,000

(1)

All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

Bank of New York Mellon

ABA: 021000018

GLA# 111566

Acct. Name: Liberty National Life Ins. Co. PFG Pvt.

Acct#: 6372288400

	Each such wire transfer shall set forth the name of the Company, a reference to “5.19% Senior Notes due November 12, 2023, Security No. INV , PPN ” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

(2)

Address for all notices relating to payments:

Torchmark Corporation

Attention: Alan Hintz

3700 S. Stonebridge Drive

McKinney, TX 75070

Email: AHINTZ@torchmarkcorp.com

Phone: (972) 569-3694

Fax: (972) 569-3282

(3)

Address for all other communications and notices:

Prudential Private Placement Investors, L.P.

c/o Prudential Capital Group

2029 Century Park East, Suite 710

Los Angeles, CA 90067

Attention: Managing Director

Schedule B - 5.19%

(4)

Address for Delivery of Notes:

(a)    Send physical security by nationwide overnight delivery service to:

Bank of New York Mellon

1 Wall Street, 3rd Floor, Window A

New York, NY 10286

Please include in the cover letter accompanying the Notes a reference to the Purchaser’s account number (Acct. Name: Liberty National Life Ins. Co. PFG Pvt.; Acct #: 637228).

(b)    Send copy by nationwide overnight delivery service to:

Prudential Capital Group

Gateway Center 2, 10th Floor

100 Mulberry

Newark, NJ 07102

Attention: Trade Management, Manager

Telephone: (973) 367-3141

(5)	Tax Identification No.: 63-0124600

Schedule B - 5.19%